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                                                                    EXHIBIT 10.5


                       PRIMUS COMMUNICATIONS CORPORATION
                    EXCLUSIVE DISTRIBUTION LICENSE AGREEMENT

     This Exclusive Distribution License Agreement ("Agreement") is dated as of September 26, 1997, and is made between Primus Communications Corporation, a Washington, USA corporation ("Primus") and Trans Cosmos Inc., a Japanese corporation ("Distributor").

Background

A. Primus has developed computer software programs which allow users to capture, retrieve and electronically publish solutions to product support problems. The programs include the Software (as defined below). Primus wishes to establish a market for the sale and use of the Software primarily within the Exclusive Territory (as defined below).

B. Distributor engages in the licensing and distribution of computer software programs throughout Asia. Distributor wishes to acquire license rights to the Software from Primus for the purpose of marketing, distributing and licensing the Software in the Exclusive Territory, all on the terms and conditions contained in this Agreement.

Agreement

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.  Definitions

     For purposes of this Agreement, the following capitalized terms shall have the following meanings:

1.1  Authorized End-User.   "Authorized End-User" means any end-user of the
     -------------------
Software that has entered into a Software License Agreement with Distributor or any of Distributor's sub-distributors.

1.2  Authorized Evaluator.   "Authorized Evaluator" means any end-user of the
     --------------------
Software that has entered into a form of evaluation agreement (pre-approved in writing by Primus) with Distributor or any of Distributor's sub-distributors. The maximum aggregate number of servers at any one time on which Distributor may install the Software being used by Authorized Evaluators, and the maximum evaluation period under any one evaluation agreement are set forth in Schedule 4(b) to this Agreement.

1.3  Authorized Workstation.  "Authorized Workstation" means a computer
     ----------------------
workstation or terminal of an Authorized End-User, for which Distributor has paid Primus the license fees specified in Schedule 4(a), and a computer workstation or terminal of an Authorized Evaluator that is connected to a server on which a copy of the Software subject to the relevant evaluation agreement has been installed.

1.4  Confidential Information.  "Confidential Information" means any and all
     ------------------------
information disclosed by one party ("Owner") to the other party ("Recipient") that is identified as "confidential" or "proprietary," either by legend on written or electronically stored material, or in advance if disclosed verbally. Confidential Information includes, without limitation, research and development, know-how, inventions, trade secrets, software, and market analysis, research, strategies, projections and forecasts. Confidential Information also includes, without limitation, information disclosed by Owner with permission from a third party, and combinations of or with publicly known information where the nature of the combination is not publicly known.

    1.4.1  Exceptions.  Confidential Information does not include information
           ----------
which:

           (a) was publicly known at the time of Owner's communication thereof to Recipient, or which subsequently becomes publicly known through no fault of Recipient;

           (b) was in the possession of Recipient prior to its being communicated to Recipient by Owner;

           (c) becomes available to Recipient on a non-confidential basis from a source other


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than Owner, provided that such source is not bound by any obligation of confidentiality to Owner with respect to such information; or

           (d) was independently developed by Recipient without reference to the Confidential Information communicated by Owner.

1.5   Distribution Term.  "Distribution Term" means that part of the Term during
      -----------------
which Distributor (and Distributor's sub-distributors) shall be entitled to exercise the rights licensed to Distributor under Section 2. The Distribution Term may be terminated as described in Section 11.

1.6  Documentation.  "Documentation" means the Software user manuals, training
     -------------
manuals and other documentation, including additional, updated or revised documentation, if any, supplied by Primus to Distributor.

1.7  Early Termination Amount.  "Early Termination Amount" means an amount that
     ------------------------
is equal to the sum of (a) the product of (i) US $770/1/, multiplied by (ii) the number of Authorized Workstations for Authorized End-Users specified in Schedule 4 that have not been licensed to Authorized End-Users on the date of termination of the Distribution Term ("Unlicensed Seats") and (b) the product obtained by multiplying (1) the product obtained by multiplying US $360,290/2/ by a fraction, the numerator of which is the number of Unlicensed Seats, and the denominator of which is 2,120/3/, by (2) a second fraction, the numerator of which is the number of days between the date of termination of the Distribution Term and the third anniversary of the date of this Agreement, and the denominator of which is 1,095/4/.

1.8  Entity.  "Entity" means any individual, partnership, company, corporation,
     ------
trust, association or other entity or organization whatsoever.

1.9  Exclusive Territory.  "Exclusive Territory" means all countries of the
     -------------------
world, except for countries to which export of the Software is prohibited by applicable US export control laws and regulations.

1.10  Initial Software.  "Initial Software" means the first version of the
      ----------------
Software delivered to Distributor pursuant to this Agreement, together with any modifications thereof delivered to remedy any non-compliance with the warranties under Paragraphs 1.1 through 1.5 of Schedule 5.

1.11  New Software.  "New Software" means any versions of the Software delivered
      ------------
to Distributor by Primus pursuant to Section 4.3 (Upgrades). New Software does not include Initial Software.

1.12  Software.  "Software" means the object code Asian language versions of
      --------
Primus' computer software programs (including any third party products licensed by Primus and embedded in Primus' computer programs) more particularly described in Schedule 1, including any Upgrades that Primus may provide to Distributor under this Agreement.

1.13  Software License Agreement.  "Software License Agreement" means a form of
      --------------------------
software license agreement that is identical in all material respects to the form of Software License Agreement attached as Schedule 2(a) or as modified in accordance with this Agreement. If an Authorized End User wishes to acquire support and maintenance services with respect to the Software, Distributor shall ensure that it does so under a form of support and maintenance agreement that is identical in all material respects to the form attached as Schedule 2(b). In cases where Distributor and an Authorized End-User are to execute a support and maintenance agreement, such agreement shall be deemed included in the defined term "Software License Agreement." The forms may be modified as specified in
Section 3.4.2. Specific Software License Agreements may have specific modifications which shall be subject to Primus' prior written approval, such approval not to be unreasonably withheld or delayed.

------------------------------------
/1/ Fee per Authorized Workstation
/2/ Upgrade Fee
/3/ Number of Authorized Workstations licensed to Distributor under this
    Agreement
/4/ 365 days x 3 year Distribution Term


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1.14  Subsidiary.  "Subsidiary" means an Entity in which another Entity owns
      ----------
equity possessing at least fifty percent (50%) of the total combined voting power of all classes of equity entitled to vote.

1.15  Term.  "Term" shall mean the term of this Agreement, as described in
      ----
Section 11.

1.16  Trademarks.  "Trademarks" means the trademarks Primus and
      ----------
SolutionBuilder(R), and any and all other trademarks and/or service marks of which Primus is the owner or licensee, and that Primus approves in writing for use by Distributor in connection with the Software.

1.17  Upgrades.  "Upgrades" means Maintenance Releases, Major Releases and New
      --------
Versions (each as defined below).

          1.17.1 Maintenance Release. "Maintenance Release" means a new release of the Software with a change in the ZZ component of the Software's X.YY.ZZ version number.

          1.17.2 Major Release. "Major Release" means a new release of the Software with a change in the YY component of the Software's X.YY.ZZ version number.

          1.17.3 New Version. "New Version" means a new release of the Software with a change in the X component of the Software's X.YY.ZZ version number.

Section 2.  Appointment as Distributor

2.1  License Grants.  Subject to the provisions of this Agreement, Primus hereby
     --------------
grants to Distributor for the Distribution Term, and Distributor hereby accepts:

          (a) Exclusive Distribution: An exclusive, non-transferable license, with limited right to sub-license, to (i) promote, market and demonstrate the Software and Documentation throughout the Exclusive Territory, (ii) distribute the Software and Documentation throughout the Exclusive Territory to Authorized End-Users, and (iii) distribute and sub-license the Software and Documentation throughout the Exclusive Territory to Authorized Evaluators for use on Authorized Workstations;

         (b) Exclusive Right To Sub-License To Authorized End-Users: An exclusive, non-transferable license, with limited right to sub-license to Distributor's sub-distributors, to sub-license the Software and Documentation throughout the Exclusive Territory to Authorized End-Users, to the extent of the rights contained in the Software License Agreement; and

          (c) Reproduction: A non-exclusive, non-transferable license, with right to sub-license to one Entity designated by Distributor and approved by Primus, to reproduce the Software and the Documentation in accordance with sound industry practices at any one location in Japan (or to have the Software and Documentation thus reproduced on its behalf), to the extent necessary to (i) fulfill the obligations of Distributor and its sub-distributors to Authorized End-Users and Authorized Evaluators within the Exclusive Territory, and/or (ii) promote, market and demonstrate the Software.

With respect to paragraph (b) above, the parties acknowledge that the rights of Authorized End-Users under the Software License Agreement with respect to the Software and the Documentation may in certain respects exceed the distribution and reproduction rights granted to Distributor under this Agreement;

2.2  Reservation.  Primus reserves all rights to the Software, Documentation,
     -----------
Trademarks, and Confidential Information of Primus not expressly included in the scope of the grant of rights to Distributor in this Agreement. Without limiting the generality of the foregoing, Distributor shall use the Software only for the purposes specified in Section 2.1 and in accordance with the following:

          2.2.1  Modifications, Derivatives and Combinations; Translations.
                 ---------------------------------------------------------
Except as provided under Section 4.6.2 (Release of Source Code from Escrow), Distributor has no rights to, and shall not modify or create derivatives of the Software or the Documentation. Distributor has no rights to, and shall not

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incorporate the Software into any other computer software program. Distributor has no rights to, and shall not translate any of the Software or the Documentation.

          2.2.2  Media.   Distributor may only distribute the Software to
                 -----
Authorized End-Users and Authorized Evaluators on the following media: CD-ROM; magnetic disk and, in the case of the Documentation, also on paper.

          2.2.3  Sub-distributors.  With the prior written consent of Primus,
                 ----------------
Distributor may sub-license all or a portion of its distribution rights in Sections 2.1(a) and/or (b) to one or more Subsidiaries of Distributor, and to any other Entity with respect to whose appointment as a sub-distributor Primus has consented in writing, such consent not to be unreasonably withheld or delayed; provided, however, that Distributor's Subsidiaries shall have no sub-licensing right, except for sub-licenses to Authorized Evaluators and Authorized End-Users. Primus hereby approves Distributor's appointment of Primus K.K. as a sub-distributor under this Agreement. Distributor shall ensure that every sub-distributor complies with the obligations of Distributor under this Agreement, as though such obligations applied directly to the sub-distributor. Distributor shall make Primus a third-party beneficiary of Distributor's rights with respect to its sub-distributors, and of the obligations of each such sub-distributor. Distributor shall ensure that all sub-distribution appointments shall terminate upon termination of the Distribution Term, and that all license rights sub-licensed to sub-distributors by Distributor terminate on expiration of the Distribution Term, in each case without any liability on the part of Primus.

          2.2.4  Marketing And Promotion Over The Internet.  Notwithstanding the
                 -----------------------------------------
exclusivity of Distributor's distribution license, and the restriction to the Exclusive Territory of the licenses granted by Primus to Distributor, each of Primus and Distributor may promote and market their products over the Internet in any language. If an Entity to whom Distributor's exclusive license applies contacts Primus concerning the Software, Primus shall refer that Entity to Distributor. Likewise, if an Entity to whom Distributor's license does not apply contacts Distributor concerning the Software, Distributor shall refer that Entity to Primus. Each of Primus and Distributor may incorporate a hyper-link to the other's web-site in their web-sites with the prior written consent of the other. Such consent may not be unreasonably withheld, and may be revoked by either party at any time upon reasonable grounds.

          2.2.5  Reproduction Policy.  Within two months of execution of this
                 -------------------
Agreement, Primus and Distributor shall mutually determine a policy for management of copies of the Software created by Distributor. The policy shall address, at a minimum, internal and external serialization, markings, encryption, license management software and license files. Nothing in the policy shall entitle Primus to influence or direct Distributor's targeting and selection of customers for the Software. Distributor and Primus shall comply with the policy.

          2.2.6  No Conveyance of Ownership; Trade Secrets.  This Agreement
                 -----------------------------------------
does not convey any ownership of the Software or Documentation or any media on which the Software or Documentation is stored. Title to copies of the Software and the Documentation delivered to Distributor, sub-distributors and Authorized Evaluators and Authorized End-Users shall remain with Primus at all times. Accordingly, Distributor's order and receipt of Software and documentation shall not transfer any title to the Software or the Documentation, but only confer upon Distributor the right to transfer possession of them to its sub-distributors and Authorized Evaluators and Authorized End-Users. Distributor acknowledges that the Software, the Documentation and the Confidential Information constitute trade secrets and are the valuable property of Primus and its licensors, and that the Software and Documentation are protected by copyright and trademark rights.

          2.2.7  Reverse Engineering.  Distributor shall not decompile, or
                 -------------------
create or attempt to create, by reverse engineering or otherwise, the source code from the object code supplied under this Agreement or use it to create a derivative work, except to the extent necessary to use the source code as provided in Section 4.6.2 (Source Code Escrow Release).
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     2.2.8 Rights to Acquire Software. Distributor shall not grant to any Entity
           --------------------------
any rights to sub-license the Software and/or the Documentation that (a) can be exercised more than six (6) months after such Entity first executes a Software License Agreement, except with the prior written approval of Primus, such approval not to be unreasonably withheld or delayed, and (b) entitle such Entity to use the Software and/or Documentation for a license fee of less than Seven Hundred Seventy US Dollars (US $770) per Authorized Workstation. If, in consequence of exercise of any such right, Distributor would be obligated to provide such Entity with rights to more Authorized Workstations than those for which Distributor has paid license fees under this Agreement then, at Primus' sole and absolute discretion, Primus shall either (x) assume (and Distributor shall assign) such obligations, or (y) increase the number of Authorized Workstations licensed to Distributor under this Agreement and, to the extent necessary, extend the Distribution Term on a non-exclusive basis upon receipt from Distributor of a license fee per Authorized Workstation of Seven Hundred Seventy US Dollars (US $770).

Section 3.  Distributor's Obligations

3.1  Best Efforts.  Throughout the Distribution Term, subject to Section 3.1.2,
     ------------
Distributor shall use its commercially reasonable best efforts to maximize licensing of the Software in the Exclusive Territory by end-users. Without limiting the generality of the foregoing, throughout the Distribution Term:

     3.1.1 Promotion of Software by Distributor. Distributor shall diligently
           ------------------------------------
and adequately: (a) engage in market research for the purpose of identifying discrete markets within the Exclusive Territory and optimum marketing and distribution strategies; (b) advise Primus of all such measures as are necessary for the localization of the Software; (c) advertise and promote licensing of the Software to end-users in the Exclusive Territory, using Primus' Trademarks wherever possible; (c) employ staff having specialized or technical training with respect to the Software; (d) coordinate sales and services training programs with Primus; (e) establish, train and maintain a sales and services network with respect to the Software; and (f) demonstrate the uses and efficiencies of the Software in presentations to industry leaders, and in presentations at national and regional industry conventions within the Exclusive Territory.

     3.1.2 Scope of Best Efforts Obligation. The provisions of this Section 3.1
           --------------------------------
shall only apply to that part of the Exclusive Territory composed of Japan. If Distributor does not comply with the provisions of this Section 3.1, no breach of this Agreement giving rise to damages shall occur unless (a) Primus shall have notified Distributor in writing of the nature of the non-compliance, and
(b) the non-compliance shall be continuing following the expiration of the sixty
(60) day period commencing on the date on which Distributor is so notified.

3.2  Software Installation and Deployment; End-User Training.  Throughout the
     -------------------------------------------------------
Distribution Term, subject to Sections 4.3 and 4.4, Distributor shall be solely responsible for the installation and deployment of the Software licensed by Authorized Evaluators and Authorized End-Users, and for training of Authorized Evaluators and Authorized End-Users in the use of the Software. Distributor shall do so in a good, professional and workmanlike manner, consistent with industry standards.

3.3  Software Support.  Throughout the Distribution Term, subject to Section
     ----------------
4.4, Distributor shall be solely responsible for level one support of Software licensed to Authorized Evaluators and Authorized End-Users, and shall answer their questions regarding the use and operation of the Software and any technical problems encountered. Distributor shall escalate to Primus any such questions and problems that Distributor is reasonably unable to answer. Distributor acknowledges that end-user dissatisfaction may severely damage the prospects of the Software and Primus' general reputation.

     3.3.1  Nature of Support.  At a minimum, Distributor shall (a) use skilled
            -----------------
support technicians experienced in the provision of post-delivery technical support for software support industry products; (b) provide telephone support for a minimum of eight (8) hours a day, five (5) days a week, with a call response time of not more than 1 hour; and (c) provide on-site support, as necessary. Distributor shall


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provide such support in a good, professional and
workmanlike manner, consistent with industry standards.

3.4  Agreements With End-Users.
     -------------------------

     3.4.1  Protection of Primus' Trade Secrets and Other Intellectual Property
            -------------------------------------------------------------------
Rights.  Except as expressly specified in writing by Primus, Distributor shall
------
not disclose any Confidential Information to any potential customer unless under an appropriate and effective non-disclosure agreement.

     3.4.2  Software License Agreement.  Distributor may modify the Software
            --------------------------
License Agreement to ensure compliance with local antitrust and other government regulations within the Exclusive Territory, but shall first obtain Primus' prior written consent to each modification, such consent not to be unreasonably withheld or delayed. The licensor and/or support service provider under the Software License Agreements with Authorized End-Users may be either Distributor or any of Distributor's sub-distributors.

     3.4.3 Compliance With Software License Agreements. Distributor shall comply
           -------------------------------------------
in all material respects with its obligations under Software License Agreements and other agreements with Authorized Evaluators and Authorized End-Users.

3.5  No Activity Outside the Exclusive Territory.  Distributor shall not,
     -------------------------------------------
outside the Exclusive Territory and in relation to the Software, seek or solicit any customers, or establish any subsidiary office or sales or marketing facility for the purpose of licensing the Software. Distributor shall not license or otherwise dispose of all or any of the Software outside the Exclusive Territory.

3.6  Periodic Reports.  Throughout the Distribution Term, Distributor shall
     ----------------
periodically, but not more frequently than once per calendar quarter, or at any time upon the reasonable request of Primus, furnish Primus with a report summarizing Distributor's distribution efforts, marketing conditions, and promotional and other activities with respect to the Software.

   3.7  Accounting.
        ----------

     3.7.1 Provision of Information. Distributor shall, and shall ensure that its sub-distributors shall keep current, complete and accurate records regarding
(a) the location, model name, and serial number of all servers on which the Software is installed, (b) the number of installations of the client portion of the Software made by Distributor, any sub-distributor, Authorized Evaluator and/or any Authorized End-User, and (c) invoicing and payment of Authorized End-Users' support and maintenance fees (collectively, "Distribution Records"). To the extent that Distribution Records relate to activities carried on by Authorized End-Users and Authorized Evaluators, Distributor and its sub-distributors shall only be obligated to keep such records to the best of their knowledge. Distributor shall provide such information to Primus within ten (10) days of Primus' written request; provided, however, that Primus may not request such information more frequently than once per quarter.

     3.7.2 Audit Rights. Upon ten (10) days prior written notice, Primus may, by an Independent Auditor (as defined below), inspect, audit, and copy the Distribution Records and, to the extent provided by the Software License Agreement, and except as restricted by applicable local law, access the servers of Distributor, its sub-distributors and of Authorized End-Users on which the Software is installed, at any time during the regular business hours of the user thereof, but only for the purposes of determining that Primus has been properly paid all fees to which it is entitled under this Agreement. Unless an audit discloses a material discrepancy in favor of Distributor or any of its sub-distributors, Primus (i) may exercise such audit rights no more than once during any twelve (12) month period, and (ii) shall pay Distributor's reasonable expenses incurred with respect to the audit. In the event of any understatement of the license fees due, Distributor shall promptly pay such fees based upon the fee per Authorized Workstation paid by Distributor under this Agreement, and Primus will extend this Agreement to correct
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any such deficiency. Primus' acceptance of any payment shall be without prejudice to any other rights or remedies of Primus under this Agreement or applicable law.

     3.7.3 Independent Auditor. "Independent Auditor" means an independent public accounting firm mutually acceptable to Distributor and Primus. If Distributor and Primus cannot agree on the identity of the Independent Auditor, they shall each require their own respective accounting firms to jointly designate an Independent Auditor, within ten (10) days of written request by one to the other. The Independent Auditor shall have executed a Non-Disclosure Agreement prohibiting it from disclosing each of Primus' and Distributor's Confidential Information to third parties, except as may be necessary to enforce this Agreement. The Independent Auditor shall act as expert and not as arbitrator.

     3.7.4 Log Files. Upon written request by Primus, Distributor shall, to the extent provided by the Software License Agreement, and except as restricted by applicable local law, transmit to Primus a current, complete and correct copy of the log file for each server of Distributor, its sub-distributors and of Authorized End-Users on which the Software is installed; provided, however, that unless review of a log file has indicated additional fees are due to Primus, Primus (i) may not request a copy of the log file more frequently than once a quarter, and (ii) shall pay Distributor's reasonable expenses incurred with respect to such transmission.

3.8  Governmental Compliance.  Distributor shall obtain and maintain all
     -----------------------
required licenses, permits, certificates and authorizations needed to perform its obligations under this Agreement, including without limitation those required for (a) Distributor's appointment as distributor; (b) Distributor's status as a licensee under Primus' intellectual property rights; (c) the import of the Software into those parts of the Exclusive Territory in or to which Distributor is marketing or distributing the Software; and (d) the marketing, distribution and licensing of the Software within those parts of the Exclusive Territory in or to which Distributor is marketing or distributing the Software. Distributor shall be solely responsible for compliance with any foreign exchange controls affecting the Exclusive Territory applicable to its activities. All and any regulatory and other approvals which are obtained for the Software by Distributor shall be obtained on behalf of Primus and for Primus' sole benefit. Except for approval of the Japan Fair Trade Commission, Distributor has represented to Primus that no regulatory approvals which have not already been obtained by Primus and/or Distributor are presently required for licensing of the Software in Japan. Distributor shall comply, and shall ensure that its sub-distributors comply, with all then applicable US export control laws and regulations in connection with their distribution of the Software and Documentation, and the disclosure of any technical information related thereto. At Primus' request, Distributor shall provide Primus with any "letter of assurance" required to be obtained by Primus under the export laws and regulations of the USA.

3.9  Primus' Intellectual Property Rights.
     ------------------------------------

     3.9.1  Intellectual Property Rights Registration.  Distributor shall, at
            -----------------------------------------
Primus' reasonable expense, provide Primus with all assistance reasonably required by Primus to register Primus throughout the Exclusive Territory as the owner of Primus' intellectual property rights with respect to the Software, including without limitation the Trademarks.

     3.9.2  Primus' Ownership.  Distributor shall not represent to any customer
            -----------------
that it has any ownership interest in the Software, the Trademarks or Primus' Confidential Information. Distributor acknowledges that no action by it or on its behalf shall create in Distributor's favor any right, title or interest in or to the Software, the Trademarks, and/or Primus' Confidential Information, or in any registrations, filings, renewal or enforcement rights of Primus pertaining thereto.

     3.9.3  Notice of Third Party Infringement. Distributor shall promptly
            ----------------------------------
advise Primus of any suspected or actual infringements of Primus' intellectual property rights of which Distributor becomes aware. Distributor shall cooperate with and assist Primus, at Primus' reasonable expense, in any action
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undertaken by Primus against any suspected infringement by third parties, unless such action is undertaken by Primus against Distributor.

     3.9.4  Notice by Primus.  Distributor shall not use, deal with, license or
            ----------------
otherwise dispose of the Software for a period not to exceed three (3) months commencing on the giving of notice to Distributor by Primus that Distributor should cease use or distribution of the Software due to an infringement claim. The Distribution Term shall be extended by a period equal to any period that Distributor is prohibited from distributing the Software under this section 3.9.4

     3.9.5  Early Termination.  If any claim of infringement of any third party
            -----------------
intellectual property right materially adversely impairs Distributor's ability to market the Software, and such impairment is continuing for more than three
(3) months, then Distributor, after consultation with Primus, may terminate the Distribution Term. Primus shall pay Distributor the Early Termination Amount upon such termination.

3.10  U.S. Foreign Corrupt Practices Act.  Distributor shall comply with the
      ----------------------------------
requirements of the U.S. Foreign Corrupt Practices Act ("FCPA"), and shall not take nor omit to take, directly or indirectly, any action that might cause Primus to be in violation of the FCPA.

3.11  Marketing Practices.  Distributor shall: (a) conduct its business in a
      -------------------
manner that reflects favorably at all times on the Software and the good name, goodwill and reputation of Primus; (b) avoid deceptive, misleading or unethical practices that are or might be detrimental to Primus, the Software, or the public, including without limitation disparagement of Primus or the Software; and (c) make no false or misleading representations or statements with regard to Primus or the Software. If Distributor does not comply with the provisions of this Section 3.11, no breach of this Agreement giving rise to damages shall occur unless (x) Primus shall have notified Distributor in writing of the nature of the non-compliance, and (y) the non-compliance shall be continuing following the expiration of the sixty (60) day period commencing on the date on which Distributor is so notified.

Section 4.  Primus' Obligations

4.1  Primus Promotional Support.  Throughout the Distribution Term, Primus shall
     --------------------------
provide Distributor with reasonable quantities of promotional literature, up to a maximum expense to Primus of Twenty Five Thousand US Dollars (US $25,000), and advice in English concerning the Software.

4.2  Training.  During the Distribution Term, Primus shall provide Distributor
     --------
with such training as Primus and Distributor mutually determine is necessary, at Primus' head office or at such other location as Primus and Distributor shall mutually determine. Distributor shall pay Primus training fees at Primus' then current list prices (which prices shall not exceed One Thousand Eight Hundred US Dollars (US $1,800) per labor day, based on a class size of up to twelve (12) persons). Distributor shall reimburse Primus for the travel and living expenses outside King County, Washington, reasonably incurred by Primus' personnel who provide the training; provided that Distributor shall have given its prior written approval to such expenses.

4.3  Upgrades.  Throughout the Distribution Term, Primus shall provide
     --------
Distributor with Upgrades if and when they are available. Distributor shall pay Primus Upgrade fees as set forth in Schedule 3(a). Distributor shall not entitle any Authorized End-User to any Upgrades until the Upgrade is generally available for commercial release.

4.4  Level Two Support; Fixes and Workarounds.  Throughout the Distribution
     ----------------------------------------
Term, with Distributor's reasonable assistance to overcome any language difficulties, Primus shall provide level two support of Software licensed to Authorized Evaluators and Authorized End-Users that have executed and are in compliance with a current support and maintenance agreement with respect to the Software, by answering questions regarding the use and operation of the Software and any technical problems encountered that have reasonably been escalated to Primus by Distributor. Primus shall make such support available between 8.30am and 5.30pm PST/PDT, and otherwise at times which are mutually convenient for Primus and Distributor, taking into account the urgency of the situation. Primus shall provide such support in a good, professional and workmanlike manner, consistent with industry standards. In the event that the Software requires modification in order to remedy any Error (as defined below), Primus shall provide Distributor with a Fix (as defined below) or a Workaround (as defined below) as soon as reasonably practicable. "Error" means any failure of the Software to conform in any material aspects to its published Documentation. "Fix" means a change, either a modification or addition, to the Software or its published Documentation that overcomes an Error when made or added to the Software. "Workaround" means a set of procedures that an Authorized Evaluator or Authorized End-User may follow to circumvent or mitigate the impact of an Error. Distributor shall pay Primus the level 2 support fees specified in Schedule 3(b).

4.5  Governmental Compliance.  Primus shall obtain and maintain all required
     -----------------------
licenses, permits, certificates and authorizations, including without limitation export licenses, needed for the manufacture of the Software in the USA, and the export of the Software from the USA to Distributor (but not the re-export of the Software by Distributor). Primus shall provide the US export class number of the Software to Distributor within thirty (30) days of the date of this Agreement.

4.6  Source Code Escrow.
     ------------------

     4.6.1 Deposit. Primus shall, at all times, maintain the source code for the Software in escrow. Licensee shall be named as a FLEXSAFE beneficiary in accordance with Article 2 of the FLEXSAFE Escrow Agreement that Primus has entered into with Data Securities International, a copy of which is attached hereto as Schedule 7. Primus shall deposit all source code for the Software and all Upgrades into the escrow account.

     4.6.2 Release. If (a) (i) Primus ceases to provide Fixes or Workarounds (as defined in Section 3.3.2) for the versions of the Software then in use by Distributor's sub-licensees ("Relevant Versions"), (ii) such Fixes or Workarounds are not provided by any other Entity, and (iii) Distributor is obligated to provide such Fixes or Workarounds to Authorized End-Users, or (b)
(i) the Software does not comply with applicable specifications in the Documentation with the result that Distributor's ability to market and distribute the Software is materially adversely impaired, (ii) such non-compliance is continuing for a period in excess of two (2) months following the provision by Distributor to Primus of explicit written notice detailing the scope and nature of the non-compliance, and the precise circumstances in which the non-compliance occurred, and (iii) Distributor has used its commercially reasonable best efforts to replicate the circumstances surrounding the non-compliance and provided Primus with such other information and materials to fix the non-compliance as Primus has reasonably requested, then Primus shall grant Distributor a perpetual, non-exclusive, non-transferable license, without right to sub-license, to copy, distribute, modify and use Primus' source code for the Relevant Versions at Distributor's corporate headquarters, solely to operate and maintain the Software for use and licensing in accordance with the provisions of this Agreement. Distributor shall treat the source code with at least the same degree of care and security as it treats its own commercially valuable source code. PRIMUS' ONLY WARANTY WITH RESPECT TO THE SOURCE CODE SHALL BE THAT IT IS AN ACCURATE COPY OF PRIMUS' SOURCE CODE FOR THE CURRENT VERSION OF THE SOFTWARE AFFECTED AND INCLUDES NOTES AND RELATED DOCUMENTATION ONLY TO THE EXTENT IN PRIMUS' POSSESSION OR CONTROL, AND PRIMUS EXPRESSLY DISCLAIMS ALL AND ANY IMPLIED WARRANTIES RELATING TO THE SOURCE CODE.

Section 5.  Other Obligations Of The Parties

5.1  Software Piracy.  Throughout the Term, Primus and Distributor shall
     ---------------
mutually determine policies to be followed by each of them to minimize unauthorized reproduction and/or distribution of the Software within the Exclusive Territory.
                                                                   Confidential

5.2  Tax Structuring.  During the Term, Primus and Distributor shall consult and
     ---------------
work together to determine the most mutually tax-efficient structure for distribution of the Software within the Exclusive Territory, and for payment of license fees to Primus.

5.3  No Authority.  Neither of the parties shall have any authority to bind or
     ------------
act for, or assume any obligation or responsibility on behalf of, the other party, except as such authority may be specifically and expressly delegated in this Agreement. Without limiting the generality of the foregoing, Distributor shall have no authority to enter into any Software License Agreement, evaluation agreement or sub-distribution agreement on Primus' behalf. The parties hereto do not intend, and this Agreement shall not be deemed to create a partnership, joint venture, franchise, employment or other relationship between them.

Section 6.   Delivery of the Software

6.1  Delivery of the Software.  All and any items of the Software purchased by
     ------------------------
Distributor under this Agreement shall be delivered to Distributor DAF a port of entry in Japan, as notified in writing by Distributor to Primus. The trade term "DAF" shall be interpreted in accordance with "Incoterms 1990", as promulgated by the International Chamber of Commerce.

6.2  Condition of the Software.  Subject to Primus' warranties under Section
     -------------------------
10.3, Distributor shall ensure that it meets its obligations under the Software License Agreement to replace any defective media on which the Software is stored.

6.3  Customs and Taxes.  Distributor shall be responsible for clearing all and
     -----------------
any Software purchased by Distributor under this Agreement through customs other than US customs, and shall pay any and all taxes or duties imposed by any governmental authority on importation of the Software into, or licensing of the Software within, any jurisdiction other than the USA.

6.4  Responsibility for US Export Taxes.  In the event that export of the
     ----------------------------------
Software from the US gives rise to any obligation to pay US export duties, Primus shall be responsible for payment of such duties.

Section 7.   Payment

7.1  Initial License Fees.  Upon payment of the initial license fee specified in
     --------------------
Schedule 4, and subject to the provisions of Section 2, Distributor shall acquire rights to distribute the Software on that number of Authorized Workstations specified in Schedule 4.

7.2  Support and Upgrade Fees.  Distributor shall pay Primus the support and
     ------------------------
maintenance fees described in Schedule 3, on or before the dates specified in
Schedule 3.

7.3  Payment Terms.  Distributor shall pay Primus license and support and
     -------------
maintenance fees in United States currency in readily available funds within sixty (60) days of the date Primus invoices Distributor, unless another payment date is specified in this Agreement, in which case Distributor shall pay Primus on or before the specified date.

7.4  Withholding Taxes.  Upon request by Primus, Distributor shall promptly
     -----------------
furnish Primus with copies of tax receipts and other documents evidencing the withholding and payment of any local taxes applicable to Primus, so that Primus may file for a US foreign tax credit. Distributor shall cooperate with Primus in taking all such steps and filing all such documents as Primus reasonably requests to minimize such withholding.

Section 8.  Trademark Matters

8.1  License to Use Trademarks.  Primus hereby grants Distributor a non-
     -------------------------
exclusive license, with right to sub-license to its sub-distributors appointed pursuant to Section 2.2.4, to use the Trademarks in the Exclusive Territory during the Distribution Term, solely in connection with the promotion, marketing, licensing, distribution, installation, support and maintenance of the Software. Such license shall
                                                                   Confidential
terminate automatically upon termination of the Distribution Term. Nothing in this Agreement shall prejudice the rights of Primus KK to use the trademark "Primus."

8.2  Use of Trademarks; Approval of Promotional Materials. Distributor shall not
     ----------------------------------------------------
remove, obscure or alter any notice of copyright, patent, trade secret, trademark or other proprietary right appearing in or on any Software and/or Documentation and shall ensure that each copy of all or any portion of the Software and/or Documentation made by Distributor includes such notices. Distributor shall clearly indicate the ownership of the Trademarks by Primus whenever it uses the Trademarks. Before distributing or publishing any advertising, descriptive, promotional or purchasing materials pertaining to the Software or otherwise containing references to such Trademarks, Distributor shall affirmatively provide Primus with an opportunity to inspect and approve such materials. Distributor shall comply with the trademark usage guidelines and procedures established by Primus from time to time. Distributor may appropriately use its own trademarks and trade names in connection with distributing the Software, subject to Primus' prior written approval. Any goodwill arising out of use of the Trademarks by Distributor or any sub-distributor shall inure solely to the benefit of Primus.

8.3  No Infringement.  Distributor shall not at any time, whether during the
     ---------------
Term or after termination of this Agreement, adopt, use or register any identical or similar mark or symbol or combination thereof which infringes any of the Trademarks. If Distributor has already done or attempted to do so, directly or indirectly, Distributor shall immediately assign all rights to such mark or symbol to Primus. In no event shall Distributor use the name "Primus" or any of the Trademarks (whether or not registered) except as expressly permitted under this Agreement.

Section 9.  Protection of Confidential Information

  Neither Distributor nor Primus shall, with respect to any Confidential Information of the other of which one of them is a Recipient, at any time, without the express prior written consent of Discloser, disclose or otherwise make known or available to any Entity other than Discloser, or use for Recipient's own account, any of Discloser's Confidential Information. Recipient shall utilize all reasonable procedures to safeguard Discloser's Confidential Information, including limiting the release of Discloser's Confidential Information to Recipient's employees on a "need-to-know" basis.

Section 10.  Warranties

10.1  Distributor's Warranties.  Distributor represents and warrants to Primus
      ------------------------
as follows:

     10.1.1  Organization and Authority.  Distributor is duly organized, validly
             --------------------------
existing and in good standing under the laws of Japan, has all requisite power and authority to carry on its business and the performance of its obligations hereunder, and is duly qualified to do business in any of those jurisdictions where failure to qualify could have an adverse effect on its ability to perform its obligations hereunder. The execution and delivery of this Agreement by Distributor and the performance of the obligations contemplated hereby have been duly and validly authorized by all necessary legal action on its part, and this Agreement is legal, valid and binding against Distributor in accordance with its terms.

     10.1.2 No Default. The execution, delivery and performance of this
            ----------
Agreement by Distributor does not and shall not conflict with any obligation of Distributor under any agreement or instrument to which Distributor is a party or by which it is bound.

     10.1.3  Adequate Resources.  Distributor has sufficient resources and
             ------------------
experience to properly perform its obligations under this Agreement, and shall commit such resources to its obligations throughout the Term. None of Distributor's executive officers or board members have any actual knowledge of any existing or forthcoming event that may materially adversely affect Distributor's ability or willingness to comply with its obligations under this Agreement.

10.2  Primus' Warranties.  Primus represents and warrants to Distributor as
      ------------------
follows:

                                                                   Confidential

     10.2.1  Organization and Authority.  Primus is a corporation duly
             --------------------------
organized, validly existing and in good standing under the laws of the State of Washington, USA, has all requisite power and authority to carry on its business and the performance of its obligations hereunder, and is duly qualified to do business in any of those jurisdictions in the United States of America where failure to qualify could have an adverse effect on its ability to perform its obligations hereunder. The execution and delivery of this Agreement by Primus and the performance of the obligations of Primus contemplated hereby have been duly and validly authorized by all necessary legal action on its part, and this Agreement is legal, valid and binding against Primus in accordance with its terms.

     10.2.2  No Default.  The execution, delivery and performance of this
             ----------
Agreement by Primus does not and shall not conflict with any obligation of Primus under any agreement or instrument to which Primus is a party or by which it is bound.

10.3  Primus' Software Warranties.  Primus' warranties with respect to the
      ---------------------------
Software are set forth in Schedule 5, together with remedies and qualifications relating to such warranties.

Section 11.  Term

11.1  Term.  The term of this Agreement shall continue indefinitely unless
      ----
otherwise agreed in writing by the parties, and such writing addresses which terms of this Agreement shall survive termination, including, without limitation, terms regarding the protection of confidential information, indemnification and dispute resolution. Expiration of the Term or of the Distribution Term shall not, in and of themselves, cause the termination of Software License Agreements with Authorized End-Users.

11.2  Distribution Term.  Unless sooner terminated pursuant to Section 11.2.1
      -----------------
below, the Distribution Term shall expire on the earlier of (a) the third anniversary of the date of this Agreement, or (b) the licensing to Authorized End-Users of all of the Authorized Workstations specified in Schedule 4(a).

     11.2.1 Earlier Termination. Provided that Primus shall have paid Distributor the Early Termination Amount, and conditioned upon Primus' compliance with its obligations under Section 11.4.2 below, Primus may, in its sole and absolute discretion, immediately terminate the Distribution Term if at any time: (a) Distributor has engaged in the development and/or distribution of any product which competes with the Software; (b) Distributor has challenged the validity and/or exclusivity of any of Primus' intellectual property rights (including without limitation the Trademarks and/or Primus' Confidential Information); (c) Distributor has failed to make a payment when due under
Section 7 above, and has not cured such failure within five (5) business days following receipt of written notice from Primus of the same; (d) any proceedings are commenced by, for or against Distributor under any bankruptcy, insolvency or debtor relief law and are not dismissed within thirty (30) days; or (e) Distributor has otherwise failed to perform its obligations under this Agreement and has not cured such failure within thirty (30) days of notification by Primus of such failure; provided, however, that the termination shall not be effective until Primus shall have paid Distributor the Early Termination Amount.

11.3  Local Termination Liabilities.  If Primus may incur any liability in any
      -----------------------------
part of the Exclusive Territory by reason of early termination of this Agreement or the Distribution Term, Primus may, at its sole and absolute discretion, elect by notice in writing to Distributor (the "Primus Election") to render Distributor's rights non-exclusive instead of terminating this Agreement or the Distribution Term with respect to that part of the Exclusive Territory; provided, however, that if Primus elects to render such rights non-exclusive, Distributor shall, by written election to Primus within twenty (20) days of delivery of the Primus Election, elect either (a) to retain its licensing and sub-licensing rights under this Agreement on a non-exclusive basis, or (b) to accept the Early Termination Amount in full and final settlement of any claim Distributor may have with respect to any liability in any part of the Exclusive Territory arising under local laws by reason of early termination of this Agreement or the Distribution Term, in which event the Distribution Term shall terminate upon payment to Distributor of the Early Termination Amount. Notwithstanding the foregoing, Primus shall have no liability for early termination


                                    Page 12                         Confidential
of the Distribution Term or of this Agreement in accordance with the provisions of this Agreement and, except with respect to Primus' obligations under Section 11.4.2, Distributor waives, and shall ensure that all sub-distributors waive, any and all rights, claims and causes of action against Primus arising out of any such termination.

11.4  Post-Termination Obligations.
      ----------------------------

     11.4.1  Distributorship.  Upon termination of this Agreement or the
             ---------------
Distribution Term, Distributor shall immediately: (a) pay Primus any amounts owing under any open invoices, or any amounts otherwise then owing under this Agreement; (b) return to Primus all copies of Confidential Information of Primus then in the possession, custody or control of Distributor; and (c) in good faith, and as requested by Primus, continue reasonable efforts on behalf of Primus and at Primus' reasonable expense to prosecute and secure those regulatory approvals, or other governmental consents or approvals, the applications or filings for which were first made or undertaken during the Term by Primus, by Distributor (on behalf of Primus and at Primus' request), or by the agent or designee of either.

     11.4.2  Authorized Evaluators and Authorized End-Users.
             ----------------------------------------------

     (a) Obligations on Termination. Upon termination of this Agreement or the Distribution Term, Distributor shall assign to Primus or Primus' designee, and Primus or Primus' designee shall assume, all agreements with Authorized End-Users and Authorized Evaluators. Distributor shall also immediately pay to Primus or Primus' designee the amount representing the unused portion of all support and maintenance fees that have been prepaid by Authorized End-Users, less support and maintenance fees for the unused portion that Distributor has already paid to Primus. Unused portions of support and maintenance fees shall be determined by multiplying the total fees for the relevant term (the "Relevant Term") by a fraction, the numerator of which is the number of days of the Relevant Term remaining, and the denominator of which is the total number of days of the Relevant Term.

     (b) Obligations Following Termination. Following termination of the Distribution Term, Primus or its designee shall provide ongoing technical support and New Software to Authorized End-Users which are and continue to be current with their support and support and maintenance fees.

     11.4.3  Ongoing Installation Programs.  Upon termination of this Agreement
             -----------------------------
or the Distribution Term, Distributor shall complete all and any installation and training programs which, prior to termination, it agreed to provide to Authorized Evaluators and/or Authorized End-Users. Distributor shall retain all installation and training fees payable for all such programs.

Section 12.  Indemnification

12.1 Mutual Indemnification -- Expiration of Distribution Term.
     ---------------------------------------------------------

     12.1.1 Primus' Obligations. Primus shall defend, indemnify and hold Distributor harmless from and against any loss, liability, damages or expense (including attorneys' and other experts' fees) arising out of any non-compliance with all and any of the agreements with Authorized End-Users that were assigned to Primus or Primus' designee on termination of the Distribution Term, to the extent that such non-compliance (a) is on the part of Primus and/or such designee(but not to the extent the non-compliance results from any non-performance by Distributor or any sub-distributor of Distributor's obligations), and (b) occurred after termination of the Distribution Term.

     12.1.2 Distributor's Obligations. Distributor shall defend, indemnify and hold Primus harmless from and against any loss, liability, damages or expense (including attorneys' and other experts' fees) arising out of any non-compliance with all and any of the agreements with Authorized End-Users that were assigned to Primus or Primus' designee on termination of the Distribution Term, to the extent that such non-compliance (a) is on the part of Distributor and/or any of Distributor's sub-distributor's (but not to the extent the non-compliance results from any non-performance by Primus of Primus' obligations), and (b) occurred before termination of the Distribution Term, or arises out of an ongoing installation program described in Section 11.3.3.


                                Page 13                             Confidential

12.2 Primus's Indemnification of Distributor.  Primus shall defend, indemnify
     ---------------------------------------
and hold Trans Cosmos Inc. harmless from and against any loss liability damages or expense (including attorneys' and other experts' fees) arising out of or in connection with any breach of any warranty contained in any Software License Agreement with Authorized End-Users. Primus shall also defend and indemnify Distributor as set forth in Section 4 of Schedule 5.

Section 13.  Dispute Resolution and Other Provisions; Schedules

13.1 Dispute Resolution and Other Provisions. Dispute resolution and other
     ---------------------------------------
provisions are contained in Schedule 6.

13.2 Schedules.  Each of the Schedules listed below shall be incorporated into
     ---------
and shall for all purposes be deemed a part of this Agreement:

 Schedule 1      Description of the Software
 Schedule 2(a)   Primus Software License Agreement (Authorized End-Users)
 Schedule 2(b)   Primus Support and Maintenance Agreement (Authorized End-Users)
 Schedule 3(a)   Upgrade Fees
 Schedule 3(b)   Level 2 Support Fees
 Schedule 4(a)   Distribution License Fees
 Schedule 4(b)   Authorized Evaluators
 Schedule 5      Primus' Software Warranties
 Schedule 6      Dispute Resolution And Other Provisions
 Schedule 7      FLEXSAFE Escrow Agreement

13.3 Counterparts.  This Agreement may be executed in counterparts, which taken
     ------------
together shall constitute one single agreement between the parties.



                                    Page 14                         Confidential

EXECUTED as of the date first entered above.



PRIMUS COMMUNICATIONS                          TRANS COSMOS INC
CORPORATION

     /s/ Steven L. Sperry                           /s/ Yasuki Matsumoto
By:  -------------------------                 By:  ----------------------------
     Steven L. Sperry                               Yasuki Matsumoto
                                                    ----------------------------

Its: President and Chief Executive Officer     Its:  Director
                                                    ----------------------------

Address for Notices:                           Address for Notices:
-------------------                            --------------------
Primus Communications Corporation              Trans Cosmos Inc.
Attn: President                                3-3-3 Akasaka
1601 Fifth Avenue, Suite 1900                  Minato-ku
Seattle, WA  98101                             Tokyo 107
USA                                            Japan

Fax:  (206) 292-1825                           Fax:  03-3586-2880

with a copy to:                                with a copy to:

Primus Communications Corporation              Foster Pepper & Shefelman
Attn: Corporate Attorney                       Attn:  Diane Istvan
1601 Fifth Avenue, Suite 1900                  1111 Third Avenue, Suite 3400
Seattle, WA  98101                             Seattle, WA  98101
USA                                            USA

Fax:  (206) 292-1825                           Fax:  (206) 447-9700





                                    Page 15                        Confidential

                       PRIMUS COMMUNICATIONS CORPORATION
                    EXCLUSIVE DISTRIBUTION LICENSE AGREEMENT

                                   SCHEDULE 1
                          Description of the Software
                          ---------------------------



               Product Name                           Product Language
               ------------                           -----------------
              SolutionBuilderJ                             Kanji



                                 Page 16                            Confidential

                       PRIMUS COMMUNICATIONS CORPORATION
                   EXCLUSIVE DISTRIBUTION LICENSE AGREEMENT

                                 SCHEDULE 2(a)
            Primus Software License Agreement (Authorized End-User)
            -------------------------------------------------------

                                 See Attached.


                                 SCHEDULE 2(b)
        Primus Support and Maintenance Agreement (Authorized End-User)
        --------------------------------------------------------------

                                 See Attached.



                                   Page 17                          Confidential

                    [TRANS COSMOS, INC. / SUB-DISTRIBUTOR]
                       PRIMUS COMMUNICATIONS CORPORATION
                                   [END-USER]
                           SOFTWARE LICENSE AGREEMENT
                         Distributor Contract ID:  SLA

This software license agreement ("Agreement") is made by and between [TRANS
COSMOS, INC. and/or its sub-licensee], a   ___ corporation ("Distributor"),
Primus Communications Corporation, a Washington, USA corporation, and the licensee identified at the end of this Agreement ("Licensee") and is dated as of the date set forth below Distributor's signature at the end of this Agreement.

Recitals
--------

A. Primus has developed Software which allow users to capture, retrieve and electronically publish solutions to product support problems. Distributor is an authorized distributor or sub-distributor of Primus with respect to the Software. The Software consists of Primus' SolutionBuilder(R) software, a client/server application that helps analysts solve problems by capturing their work during the solution process and making their results available for use by other analysts.

B. Licensee seeks to license the Software listed in Exhibit A for use in its operations and Distributor and Primus are willing to license the Software to Licensee for such use upon the terms and conditions contained in this Agreement. As more fully set forth in this Agreement, Licensee may install such Software on its servers, and allow access to such servers and Software to employees, contractors, representatives and customers of Licensee.

Therefore, for good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Distributor, Primus and Licensee agree as follows:

Section 1.  Definitions.
----------  ------------

1.1  "Authorized Server" means the computers of Licensee designated in Exhibit A
      -----------------
as Authorized Servers on which the Server Software may be used at the Licensed Site(s) as the same may be changed from time to time as provided in Section 2.2.2.

1.2  "Authorized User" means (i) any employee or contractor of Licensee, and/or
      ---------------
(ii) any end-user customer of Licensee (and their employees) who is authorized by Licensee to use the Software as provided in Sections 2.1 and 2.2.1.

1.3   "Authorized Workstation" means a computer workstation or terminal of an
       ----------------------
Authorized User with respect to which Licensee has paid a license fee for use of the Client Software. The initial number of Authorized Workstations is set forth in Exhibit A.

1.4  "Client Software" means that portion of the Software that is designated in
      ---------------
the Documentation for use on an Authorized Workstation.

1.5  "Confidential Information" means any information disclosed by either party
      ------------------------
that is marked with "confidential," "proprietary" or a similar legend. Confidential Information may be in tangible form, verbal disclosure that is identified as confidential, or electronic form on any media. Confidential Information does not include information that is or becomes generally available to the public other than by breach of this Agreement or which is or becomes known to the receiving party other than by disclosure by the other party.

1.6  "Distribution Term" means the term set forth in Section 7.2.
      -----------------

1.7  "Distributor's Licensors" means Primus, Primus' licensors whose software is
      -----------------------
embedded in the Software and Trans Cosmos, Inc., a Japanese corporation ("TCI"), where TCI is not the Distributor under this Agreement.

1.8  "Documentation" means the Software user manuals, training manuals and other
      -------------
documentation, including additional, updated or revised documentation, if any, supplied to Licensee by Distributor.

1.9  "Initial Software" means the first versions of the Software delivered to
      ----------------
Licensee pursuant to this Agreement, together with any modifications thereof delivered to remedy any non-compliance with the warranties under Sections 6.1.1 and 6.1.2.

1.10 "License" means the license granted under Section 2.
      -------

1.11 "License Term" means the term of the License as set forth in Section 2.7.1
      ------------

1.12 "Licensed Site(s)" means the location(s) of the Authorized Server(s)
      -----------------
specified in Exhibit A. Licensed Sites may be changed from time to time as provided in Section 2.2.2.

1.13 "New Software"  means any versions of the Software delivered to Licensee by
      ------------
Distributor pursuant to the Support and Maintenance Agreement. New Software does not include Initial Software.

1.14 "Server Software" means that portion of the Software that is designated in
      ---------------
the Documentation for use on an Authorized Server.

1.15 "Software" means the object code version of Primus' computer programs
      --------
(including any third party products licensed by Primus and embedded in Primus' computer programs) more fully described on Exhibit A, including any modifications or future releases of such software that Distributor may provide to Licensee under this Agreement or under the Support and Maintenance Agreement.

1.16 "Support and Maintenance Agreement" means the Support and Maintenance
      ---------------------------------
Agreement between Distributor and Licensee, executed contemporaneously with this Agreement.

1.17 "Trademarks" means the trademarks Primus(TM), SolutionBuilder(R) and any
      ----------
and all other trademarks and/or service marks that Distributor and/or Distributor's Licensors may use and that Distributor approves in writing for use by Licensee in connection with the Software.

Section 2.  Rights To Use Software.
----------  ----------------------

2.1  Grant of License. Subject to the provisions of this Agreement, Distributor
     ----------------
grants to Licensee a non-exclusive, non-transferable license, without right to sub-license, and solely to support products marketed, distributed or supported by Licensee in its ordinary course of business, to: (i) during the Distribution Term, reproduce, distribute and install the Client Software on the then current number of Authorized Workstations, and reproduce, distribute and install the Server Software at Licensed Sites on the then current number of Authorized Servers; (ii) during the License Term, use and allow Authorized Users to use the Server Software on Licensee's Authorized Server(s); (iii) during the License Term, use and allow Authorized Users to use the Client Software on Authorized Workstations of Licensee or the Authorized Users; (iv) during the License Term, reproduce, use and allow Authorized Users to use the Documentation in conjunction with their use of the Software; and (v) during the License Term, use the Trademarks solely in copies of the Software and Documentation made and distributed in accordance with this Agreement.

2.2  Reservation.  All rights to the Software, Documentation, Trademarks and
     -----------
trade secrets of Distributor and/or Distributor's Licensors not expressly granted to Licensee in this Agreement are reserved by Distributor and Distributor's Licensors. Without limiting the generality of the foregoing, Licensee shall use the Software only for the purposes specified in Section 2.1 and in accordance with the following:

  2.2.1 Authorized Users. No contractor or customer of Licensee shall qualify as an Authorized User unless it first agrees in writing with Licensee or Distributor (i) to use the Client Software only in conjunction with Licensee's Authorized Servers and only in accordance with Licensee's obligations under this
Section 2, and (ii) to ensure that its employees do the same. Licensee shall ensure that all Authorized Users comply with Sections 2 and 5.7 of this Agreement.

  2.2.2 Location and Relocation of Authorized Servers. Only locations under the direct custody and control of Licensee in countries previously approved in writing by Distributor shall qualify as Licensed Sites. If Licensee wants to move the Server Software from an Authorized Server to a different computer of Licensee or wants to move an Authorized Server with the Server Software to a different Licensed Site, Licensee must give prior written notice to Distributor of such desired change and the model and serial number of the new Authorized Server and the address of the new Licensed Site, as applicable.

  2.2.3 Back-up Copies. Licensee may reproduce the Software as necessary for bona fide back-up or archival purposes.

  2.2.4 Modifications. Licensee assumes full responsibility for any changes, modifications or improvements to the Software made by any person other than Distributor or Distributor's authorized agent. Distributor recommends that Licensee consult with Distributor prior to making any modifications. Licensee hereby releases Distributor from all liability and waives all rights, claims and remedies against Distributor and/or Distributor's Licensors, for any and all loss and damages of any kind or nature, to the extent that they arise out of any such changes, modifications or improvements.

  2.2.5 No Conveyance of Ownership; Trade Secrets. This Agreement does not convey to Licensee ownership of the Software or Documentation or any media delivered to Licensee on which the Software is stored, but only the right to use the Software and Documentation as provided in this Agreement. Licensee acknowledges that the Software, the Documentation and the Confidential Information, and all technical data and information associated therewith constitute trade secrets and are the valuable property of Distributor and/or Distributor's Licensors and that the Software and Documentation are protected by copyright and trademark rights.

  2.2.6 Trademarks. Licensee shall not remove, obscure or alter any notice of copyright, patent, trade secret, trademark or other proprietary right appearing in or on any Software and/or Documentation and shall ensure that each copy of all or any portion of the Software and/or Documentation made by Licensee includes such notices. Licensee shall clearly indicate the ownership of the Trademarks by Distributor and/or Distributor's Licensors whenever it uses the Trademarks.

  2.2.7 Reverse Engineering. Licensee shall not decompile, or create or attempt to create, by reverse engineering or otherwise, the source code from the object code supplied hereunder or use it to create a derivative work. In no event shall Licensee modify or use the Software to create a standalone software program. Without limiting the generality of the foregoing, Licensee shall not use Software as a basis to create or develop any standalone software program that incorporates any portion of the Software or makes direct function calls to or operation of which is otherwise dependent upon any portion of the Software, unless independently developed by Licensee without access or reference to the Software.

Section 3.  Delivery Of Software.
----------  --------------------

Upon payment to Distributor of the license fees specified in Exhibit A, or delivery of a valid purchase order with respect to such fees, Distributor shall deliver to Licensee one reproducible master of the Software, and two reproducible masters of the Documentation, F.O.B. Distributor's premises in ________, Japan.

Section 4.  Compensation; Additional Purchases.
----------  ----------------------------------

4.1  Payment of License Fee.  Licensee shall pay Distributor the Software
     ----------------------
license fees in the amounts and on the dates specified in Exhibit A. Unless Licensee's accounting policies permit Licensee to pay such fees in the absence of a purchase order, Licensee shall issue an appropriate purchase order with respect to such fees immediately following execution of this Agreement by Licensee. Payment is due as specified in Exhibit A, irrespective of whether Licensee has issued a purchase order. Distributor may impose a finance charge of 1% per month on amounts unpaid by Licensee on their due date.

4.2  Additional Purchases; Increase in Authorized Workstations.  In the event
     ---------------------------------------------------------
that Licensee wishes to increase the number of Authorized Workstations, Licensee shall submit a purchase order to Distributor for the quantity of additional Authorized Workstations desired at the rates and in the minimum blocks for increasing licensed usage specified in Exhibit A. If no rate or minimum is specified, Distributor and Licensee shall work together to determine a mutually satisfactory rate and minimum purchase amount (if any), and shall execute an additional Exhibit to this Agreement reflecting such terms. Upon Distributor's notification of acceptance of Licensee's purchase order, Licensee may install the Client Software on such additional Authorized Workstations.

4.3  Sales Taxes, Etc.  Licensee shall be responsible for any applicable sales,
     ----------------
use, or any value added or similar taxes payable with respect to the licensing of the Software to Licensee, or arising out of or in connection with this Agreement, other than taxes imposed in Japan based upon Distributor's income. If Licensee has tax-exempt status, Licensee shall provide written evidence of such status with its purchase orders.

4.4  Accounting.  Licensee shall keep current, complete and accurate records
     ----------
regarding the location, model name, and serial number of all Authorized Servers on which the Server Software is installed and the number of installations of the Client Software made by Licensee and any Authorized User. Licensee shall provide such information to Distributor within 5 days of Distributor's written request. Upon 5 days prior written notice, Distributor, Distributor's Licensors and/or their representatives may inspect, audit, and copy such records of Licensee and access the Server Software at any of Licensee's relevant locations and/or Licensed Sites, at any time during Licensee's regular business hours. Unless an audit discloses a material discrepancy in Licensee's favor, such audit rights may be exercised no more than once during any 12 month period. In the event of any understatement of the license fees due, Licensee shall promptly pay such fees based upon Distributor's then current list price, and Distributor will extend this License to correct any such deficiency. Distributor's acceptance of any payment shall be without prejudice to any other rights or remedies of Distributor and/or Distributor's Licensors under this Agreement or applicable law. Upon written request by Distributor, Licensee shall transmit a current, complete and correct copy of the log file for each copy of the Server Software to Distributor; provided, however, that Distributor may not request a copy of the log file more frequently than once a quarter, unless review of a log file has indicated additional fees are due to Distributor.

Section 5.  Additional Rights And Obligations.
----------  ---------------------------------

5.1   Increase in Authorized Servers.  In the event that Licensee wishes to
      ------------------------------
increase the number of Authorized Servers, Licensee shall provide Distributor with written notice of (i) the quantity of additional Authorized Servers desired, (ii) the model and serial number on which the Server Software is to be installed and (iii) the location of the Licensed Site. Upon written acceptance by Distributor, Licensee may install the Server Software on such additional Authorized Servers. Distributor and Licensee shall amend Exhibit A accordingly.

5.2  Data Protection. Licensee shall maintain current back-up copies of all of
     ---------------
Licensee's data used in connection with the Software.

5.3  Reference.  Licensee authorizes Distributor and Distributor's Licensors to
     ---------
disclose that Licensee is a customer and agrees to be a reference account for Distributor and for Distributor's Licensors with respect to the Software.

5.4  Third Party Rights.  The Software incorporates material which is licensed
     ------------------
by Primus from third parties and which is used by agreement between Primus and such third parties. Licensee acknowledges and agrees that any third party licensor of such material is a direct and intended third party beneficiary of this Agreement who may enforce this Agreement directly against Licensee.

5.5  Confidential Information.  Neither Distributor nor Licensee shall, with
     ------------------------
respect to any Confidential Information which one of them (a "Recipient") receives from the other (a "Discloser"), at any time, without the express prior written consent of Discloser, disclose or otherwise make known or available to any person or entity other than Discloser, or use for Recipient's own account, any of Discloser's Confidential Information. Recipient shall use all reasonable procedures to safeguard Discloser's Confidential Information.

5.6  Compliance With Law.  Licensee shall comply with all applicable laws and
     -------------------
regulations in its use of the Software and Documentation. Without limiting the generality of the foregoing, Licensee shall not export or re-export, directly or indirectly, any Software in violation of any US export control laws and regulation and shall promptly provide Distributor and/or Primus with any "letter of assurance" required by Distributor and/or Primus pursuant to such laws and regulations.

5.7  Protection Against Unauthorized Use.  Licensee shall promptly notify
     -----------------------------------
Distributor and Distributor's Licensors of any unauthorized use of any Software of which Licensee becomes aware. In the event of any unauthorized use by any Authorized User (or by any employee or contractor of Licensee or of any Authorized User), Licensee shall use its commercially reasonable best efforts to immediately terminate and prevent further occurrences of such unauthorized use. In the event that Licensee commences any legal proceeding in connection with such unauthorized use, Distributor and/or Distributor's Licensors may, at their option and expense, participate in any such proceeding. In such event, Licensee, Distributor and Distributor's Licensors shall each provide the other with such authority, information and assistance related to such proceeding as may be reasonably necessary to safeguard the interests of Distributor and/or Distributor's Licensors, and Licensee's rights under this Agreement.

5.8  Miscellaneous Provisions.  Dispute resolution and other provisions are
     ------------------------
contained in Schedule 1 to this Agreement.

Section 6.  Distributor's Warranties; Remedies.
----------  ----------------------------------
6.1  Warranties.
     ----------

  6.1.1 Media. Distributor warrants to Licensee that the media on which the Software is delivered by Distributor to Licensee will be free from defects in materials and workmanship for a period of ninety (90) days beginning on the date of shipment by Distributor.

  6.1.2 Performance. Distributor warrants to Licensee that the Software as delivered by Distributor to Licensee shall perform in all material respects in accordance with the applicable specifications set forth in the Documentation for a period of ninety (90) days beginning on the date of shipment by Distributor.

  6.1.3 Infringement. Distributor warrants to Licensee that use in accordance with this Agreement of the Software as delivered by Distributor to Licensee does not infringe any valid copyright, patent or trademark existing under the laws of the United States and/or Japan.

  6.1.4 Authority. Distributor warrants to Licensee that Distributor has all requisite corporate authority to execute and deliver this Agreement, and that the execution, delivery and performance of this Agreement by Distributor does not conflict with any obligation of Distributor under any agreement or instrument to which Distributor is a party or by which it is bound.

  6.1.5 Bugs and Abatement. Without limiting the foregoing, Distributor does not warrant that the Software is free from all bugs, errors, or omissions. The warranties in this Section 6.1 shall automatically abate to the extent that the Software has been damaged, abused, modified, or combined with other software by persons other than Distributor's authorized employees or representatives, or other than at Distributor's express direction.

6.2  Performance Remedy.  If any Software fails to comply with the warranties
     ------------------
set forth in Sections 6.1.1 and 6.1.2 and Licensee provides written notice of the non-compliance to Distributor within the warranty period, then Distributor will either repair or, at its option, replace any non-complying media or Software. If Distributor is unable to correct the noncompliance within sixty
(60) days of receipt of such written notice from Licensee, Distributor shall
(i), with respect to non-compliant Initial Software, promptly refund all of the License fees paid for such Software, and (ii), with respect to non-compliant New Software, promptly refund all of the most recent annual Support and Maintenance Agreement fee attributable to the development of New Software, together with a pro-rated amount of the annual fee reflecting the unused portion of the annual term, in each case (i) and (ii) in full and final satisfaction of all and any of Licensee's claims arising out of media or Software failure, and immediately terminate the License or Support and Maintenance Agreement, as the case may be.

6.3  Infringement Remedy.  Distributor shall defend and indemnify Licensee
     -------------------
against any proceeding based upon any failure to satisfy the warranty set forth in Section 6.1.3, provided that (a) Licensee shall notify Distributor and Distributor's Licensors in writing of any claim of infringement promptly after it has been made, (b) Distributor and Distributor's Licensors shall have exclusive control over the defense and settlement of the proceeding, (c) Licensee shall provide such assistance in defense of the proceeding as Distributor and Distributor's Licensors may reasonably request, at Distributor's and Distributor's Licensors' reasonable expense, and (d) Licensee shall comply with any settlement or court order made in connection with the proceeding. In the event that use of the Software becomes, or in Distributor's and/or Distributor's Licensors' reasonable opinion is likely to become, the subject of a claim of infringement of any intellectual property right of any third party, Distributor and Distributor's Licensors shall have the right to : (i) procure the continuing right of Licensee to use the Software; (ii) replace or modify the Software in a functionally equivalent manner so that it no longer infringes; or
(iii) terminate the License and refund to Licensee an amount equal to the depreciated License fee paid by Licensee (calculated on a straight line basis over a five (5) year life).

6.4  Warranties Repeated For Replacements and New Software.  The warranties and
     -----------------------------------------------------
other provisions of this Section 6 shall be automatically repeated for any modifications of the Software delivered to remedy any non-compliance with the warranties under Sections 6.1 and for any New Software, in each case upon shipment of the same to Licensee by Distributor.

6.5  Disclaimer Of Implied Warranties.  Distributor and Distributor's Licensors
     --------------------------------
make no representation or warranty in connection with the Initial Software and New Software, except as set forth in Section 6.1. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 6, DISTRIBUTOR AND DISTRIBUTOR'S LICENSORS DISCLAIM AND LICENSEE WAIVES AND RELEASES ALL RIGHTS AND REMEDIES OF LICENSEE, AND ALL WARRANTIES, OBLIGATIONS, AND LIABILITIES OF DISTRIBUTOR AND/OR DISTRIBUTOR'S LICENSORS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY BUG, ERROR, OMISSION, DEFECT, DEFICIENCY, OR NONCONFORMITY IN ANY SOFTWARE OR OTHER ITEMS FURNISHED UNDER THIS AGREEMENT OR THE SUPPORT AND MAINTENANCE AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY: (A) IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE; OR (C) CLAIM OF INFRINGEMENT.

Section 7  Term and Termination.
---------  --------------------

7.1  License Term.  The License Term shall commence upon the date of this
     ------------
Agreement and shall continue in perpetuity unless the Agreement is terminated in accordance with Section 7.3.

7.2  Distribution Term.  If no Distribution Term is specified in Exhibit A, the
     -----------------
Distribution Term shall be the same as the License Term. The Distribution Term, if specified in Exhibit A, shall commence upon the date of this Agreement for Software identified in Exhibit A as being subject to the Distribution Term and, subject to earlier termination of this Agreement in accordance with Section 7.3, shall expire as specified in Exhibit A. Expiration of the Distribution Term shall not in and of itself automatically terminate the right of Licensee and/or Authorized Users to continue to use the Software and Documentation pursuant to
Section 2 above.

7.3  Termination On Breach.  In the event of a material breach or default under
     ---------------------
this Agreement by either party, the non-breaching party may terminate this Agreement by giving the breaching party written notice of the breach or default and the non-breaching party's intention to terminate. The Agreement shall automatically terminate thirty (30) days after delivery of such notice, unless the breaching party cures the breach or default before the expiration of the thirty (30) day period.

7.4  Post Termination Obligations.  Following termination of this Agreement,
     ----------------------------
howsoever arising, Licensee shall destroy all copies of the Server Software within five (5) days of such termination, and all copies of the Client Software and the Documentation within twenty (20) days of such termination, and immediately thereafter provide Distributor and Primus with a written certification signed by an authorized representative of Licensee certifying that all copies of the Software have been destroyed and all use of the Software has been discontinued. The provisions of Section 5.5 (Confidential Information) shall survive termination of this Agreement.

Section 8.  Schedules And Exhibits.
----------  ----------------------
Each of the exhibits and schedules listed below shall be incorporated into and shall for all purposes be deemed a part of this Agreement:
  Exhibit A  - Product and Fee Schedule
  Schedule 1  - Dispute Resolution and Other Provisions

 IN WITNESS WHEREOF, Distributor and Licensee, each acting with proper authority have executed this Agreement as indicated below.

--------------------------------------------------------------------------------------------
[TRANS COSMOS, INC. / SUB-DISTRIBUTOR]                     LICENSEE:  [CUSTOMER]
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

_____________(voice);  __________(fax)                     ___________(voice); ________(fax)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
By:                                                        By:
--------------------------------------------------------------------------------------------
Name:                                                      Name (Print):
--------------------------------------------------------------------------------------------
Title:                                                     Title:
--------------------------------------------------------------------------------------------
Date:                                                      Date:
--------------------------------------------------------------------------------------------

                           SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT A
                            PRODUCT AND FEE SCHEDULE

INITIAL ORDER
-------------

-------------------------------------------------------------------------------------------------------------------------------
        PRODUCT          LANGUAGE VERSION       # AUTHORIZED        PRICE PER SEAT   DISTRIBUTION   FEE (US $)   PAYMENT DATE(S)
                                                WORKSTATIONS                             TERM
-------------------------------------------------------------------------------------------------------------------------------
SolutionBuilder(R)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Total Initial Order                                 N/A                   N/A              N/A
 Fees (US $)
-------------------------------------------------------------------------------------------------------------------------------

AUTHORIZED SERVERS
------------------

MODEL #                    SERIAL #   LICENSED SITE (Street/City/State/Phone)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


OPTION TERMS FOR INCREASING LICENSED USAGE OF SOFTWARE
------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    PRODUCT            LANGUAGE VERSION    # AUTHORIZED WORKSTATIONS    MINIMUM PURCHASE    PRICE PER SEAT  OPTION EXPIRATION
                                              SUBJECT TO OPTION                                (US $)            DATE
-------------------------------------------------------------------------------------------------------------------------------
SolutionBuilder(R)
-------------------------------------------------------------------------------------------------------------------------------

All pricing effective until [insert date]


This Exhibit is hereby approved and accepted:

[TRANS COSMOS INC./ SUB-DISTRIBUTOR]             [CUSTOMER]

By:                                              By:
   -----------------------------                    ----------------------------
   -----------------------------                    ----------------------------
   Its:                                             Its:
       -------------------------                        ------------------------
Dated:                                           Dated:
      --------------------------                       -------------------------

                           SOFTWARE LICENSE AGREEMENT
                                   SCHEDULE 1
                    DISPUTE RESOLUTION AND OTHER PROVISIONS

1.  Dispute Resolution.
    ------------------

1.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Washington, and, where such laws are preempted by the laws of the United States, by the internal laws of the United States, in each case without regard to (a) conflicts of laws principles and renvoi and (b) the applicability, if any, of the United Nations Convention on Contracts for the International Sale of Goods.

1.2 Mediation. In the event of any controversy or claim arising out of or relating to this Agreement or the breach or interpretation thereof, the parties shall, upon five days notice from either one to the other, submit themselves and the subject-matter of the dispute to mediation before an independent mediator to be appointed by the head office of the American Arbitration Association. Costs of mediation shall be borne equally between the parties.

1.3 Arbitration. In the event that the parties remain in dispute following the mediation, the controversy or claim shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single, disinterested arbitrator appointed in accordance with such Rules. The determination of the arbitrator shall be final, conclusive and binding. Judgment upon the award rendered may be entered in any court of any state or country having jurisdiction.

1.4 Conduct. Each party shall ensure that any mediation and arbitration are conducted as speedily as is reasonably possible, and that all and any information disclosed during or in connection with the arbitration is treated by each party with the strictest confidence.

1.5 Interim and Permanent Relief. Upon the application of either party to this Agreement, and whether or not an arbitration or mediation has yet been initiated, all courts having jurisdiction over one or more of the parties are authorized to: (i) issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (ii) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

1.6 Venue. Any mediation or arbitration conducted under or in connection with this Agreement shall take place in Seattle, Washington at a time and location to be determined by the mediator or arbitrator, as the case may be.

1.7 Legal Expenses. If any proceeding is brought by either party to enforce or interpret any term or provision of this Agreement, the substantially prevailing party in such proceeding shall be entitled to recover, in addition to all other relief arising out of this Agreement, such party's reasonable attorneys' and other experts' (including without limitation accountants) fees and expenses.

2.  Excused Performance; Force Majeure.  If the performance of this Agreement is
    ----------------------------------
adversely restricted by reason of any circumstances beyond the reasonable control and without the fault or negligence of the party affected, then the party affected, upon giving prompt written notice to the other party, shall be excused from such performance on a day-to-day basis to the extent of such restriction (and the other party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such party's obligations relate to the performance so restricted); provided, however, that the party so affected shall use all commercially reasonable efforts to avoid or remove such causes of non-performance and both parties shall proceed whenever such causes are removed or cease.

3.  Exclusion of Certain Claims.  IN NO EVENT SHALL DISTRIBUTOR OR DISTRIBUTORS'
    ---------------------------
LICENSORS BE LIABLE (WHETHER IN TORT OR CONTRACT, UNDER STATUTE OR OTHERWISE) FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION AND THE LIKE, ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR THE USE, INABILITY TO USE OR RESULTS OF USE OF THE SOFTWARE, EVEN IF DISTRIBUTOR AND/OR DISTRIBUTORS' LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

4.  Limitation of Liability.  Except for Distributor's obligations under Section
    -----------------------
6.3, Distributor's liability and that of Distributor's Licensors (whether in tort or contract, under statute or otherwise) with regard to this Agreement or any Software or other items furnished in connection with this Agreement shall in no event exceed the license fees paid by Licensee to Distributor under this Agreement.

5.  Equitable Relief.  Each of Licensee and Distributor acknowledges that
    ----------------
damages will be an inadequate remedy if the other violates the terms of this Agreement pertaining to protection of intellectual property rights, or otherwise fails to perform its obligations hereunder. Accordingly, subject to Section 1 of this Schedule, Licensee, Distributor and Primus shall have the right, in addition to any other rights each of them may have, to obtain in any court of competent jurisdiction, temporary, preliminary and permanent injunctive relief to restrain any breach, threatened breach, or otherwise to specifically enforce any of the obligations in this Agreement.

6.  Waiver.  No waiver of or with respect to any provision of this Agreement,
    ------
nor consent by a party to the breach of or departure from any provision of this Agreement, shall in any event be binding on or effective against such party unless it be in writing and signed by such party, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

7.  Captions and Headings.  The captions and headings are inserted in this
    ---------------------
Agreement for convenience only, and shall not be deemed to limit or describe the scope or intent of any provision of this Agreement.

8.  Severability; Invalidity.  If any provision of this Agreement is held to be
    ------------------------
invalid, such invalidity shall not render invalid the remainder of this Agreement or the remainder of which such invalid provision is a part. If any provision of this Agreement is so broad as to be held unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

9.  Assignment.  Licensee shall not assign any of its rights this Agreement
    ----------
without the prior written consent of Distributor, which shall not be unreasonably withheld. Subject to the foregoing restriction on assignment by Licensee, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

10.  Notices.  Any notice or other communication under this Agreement given by
     -------
either party to the other party shall be deemed to be properly given if given in writing and delivered (i) by facsimile transmission (receipt confirmed) or (ii) delivered, if in Japan, by nationally recognized overnight courier, and if outside Japan, by internationally recognized overnight courier (e.g., DHL), properly addressed and prepaid, to the recipient at the address identified in its signature block to this Agreement and, in the case of Primus, to Primus Communications Corporation, Attn: Corporate Attorney, 1601, Fifth Avenue, Ste. 1900, Seattle, WA 98101, U.S.A. Any party may from time to time change its address by giving the other parties notice of the change in accordance with this Section.

11.  Entire Agreement; Amendments.  This Agreement constitutes and embodies the
     ----------------------------
entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written, electronic or oral communications, agreements or understandings between the parties with respect thereto. This Agreement may not be modified or amended except by a written instrument executed by the parties. In the event of any conflict between the provisions of this Agreement and any Support and Maintenance or Services Agreement between the parties, or the terms of any form of purchase order or invoice, the provisions of this Agreement shall prevail.

                    [TRANS COSMOS, INC. / SUB-DISTRIBUTOR]
                     PRIMUS(TM) COMMUNICATIONS CORPORATION
                                   [CUSTOMER]
                       SUPPORT AND MAINTENANCE AGREEMENT
                         Distributor Contract ID: SMA__________

This agreement ("Agreement") is made by and between [TRANS COSMOS, INC. and/or its sub-licensee], a _____ corporation ("Distributor"), Primus Communications Corporation, a Washington, USA corporation, and the licensee identified at the end of this Agreement ("Licensee") and is dated as of the date set forth below Distributor's signature at the end of this Agreement.

Recitals.
---------

A. Licensee has licensed the Licensed Program(s) (as defined below) from Distributor under a separate license agreement (the "License Agreement") and desires to obtain support and maintenance for such programs. Distributor is an authorized distributor or sub-distributor of Primus with respect to the Software.

B. Distributor desires to provide such support and maintenance services for such Licensed Program(s) upon the terms and conditions set forth in this agreement.

Therefore, for good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Distributor, Primus and Licensee agree as follows:

Section 1.  Definitions.
------------------------

1.1  "Distributor's Licensors" means Primus, Primus' licensors whose software is
      -----------------------
embedded in the Software and Trans Cosmos, Inc., a Japanese corporation ("TCI"), where TCI is not the Distributor under this Agreement.

1.2  "Error" means any failure of a Licensed Program(s) to conform in any
      -----
material aspects to its published Documentation (as defined in the License Agreement).

1.3  "Fix" shall mean a change, either a modification or addition, to a Licensed
      ---
Program(s) or its published Documentation (as defined in the License Agreement) that when made or added to a Licensed Program(s), overcomes an Error.

1.4  "Licensed Program(s)" means the software product(s) listed on Exhibit A.
      -------------------
The Licensed Program(s) includes any and all Fixes, Maintenance Releases, Major Releases or New Releases delivered to Licensee under this Agreement or the License Agreement.

1.5  "Maintenance Release" means a new release of a Licensed Program with a
      -------------------
change in the ZZ component of that Licensed Program's X.YY.ZZ version number or a Fix.

1.6  "Major Release" means a new release of a Licensed Program with a change in
      -------------
the YY component of that Licensed Program's X.YY.ZZ version number.

1.7  "New Version" means a new release of a Licensed Program with a change in
      -----------
the X component of that Licensed Program's X.YY.ZZ version number.

1.8  "Workaround" usually means a set of procedures that a Licensee follows to
      ----------
circumvent or mitigate the impact of an Error. The Error still exists. A Workaround may be provided at Distributor' discretion in lieu of a Fix for a specific Error.

1.9  Other Defined Terms.  Except as expressly defined in this Agreement,
     -------------------
capitalized terms shall have the meaning ascribed to them in the Software License Agreement between the parties.

Section 2.  Scope of Support and Maintenance Services.
------------------------------------------------------

2.1  Services Provided.  During the term of this Agreement, Distributor shall
     -----------------
support Licensed Program(s) by providing the services described in the following paragraphs of this Section 2. Distributor has no obligation to correct or support Errors arising from Licensee's misuse, improper use, alteration, or damage to Licensed Program(s), or Licensee's combining or merging Licensed Program(s) with any hardware or software not identified as compatible by Distributor.

2.2  Technical Support.  Distributor will provide telephone technical support
     ------------------
regarding use of the Licensed Program(s) and resolution of Errors to Licensee's Support Contacts designated under Section 2.6.2. Distributor technical support representatives will be available by telephone Monday through Friday from 9.00 a.m. to 5:030 p.m. Japan time. [Optional In addition, on-call technical support staff will be available twenty-four (24) hours per day, seven days a week.] A technical support representative will endeavor to return the Licensee's call within thirty (30) minutes of receiving the page triggered by the Licensee's voice message for High Priority situations described below.

2.3  Support Response.  Distributor will assign all Licensee requests for Error
     ----------------
support one of three response priorities which will dictate the timing and nature of the response as follows:

  High Priority.  A major feature/function of the Licensed Program(s) is not
  -------------
  working or the system integrity is at risk.

  Response Goal:  Endeavor to provide a Fix or Workaround within twenty-four
  (24) hours of Licensee's report of the problem. If the Fix or Workaround cannot be provided within the twenty-four (24) hours Distributor will dedicate resources to the problem resolution and will inform Licensee on a daily basis of the resolution status.

  Medium Priority.  Licensee's work flow is inhibited or a non-major
  ---------------
  feature/function of the Licensed Programs is not working.

  Response Goal: Endeavor to provide a Fix or Workaround within two (2) business days of the Licensee's report of the problem. If the problem cannot be resolved within the two (2) business days, Distributor will inform Licensee on a weekly basis of the resolution status.

  Low Priority.  Licensee has a problem which is not seriously impacting
  ------------
  Licensee's workflow.

  Response Goal: Endeavor to provide a Fix or a Workaround within five (5) business days of Licensee's report of the problem. If the problem cannot be resolved within the five (5) business days, Distributor will provide Licensee with a status evaluation regarding the ultimate resolution.

2.4  Subsequent Release(s).  Distributor will send Major Releases and New
     ---------------------
Versions to Licensee when made generally commercially available by Distributor to its customers. Maintenance Releases will be provided to Licensee pursuant to
Section 2.3 when Licensee is experiencing or in Distributor' sole judgment may experience a High Priority situation. Each Major Release, Maintenance Release and New Version delivered by Distributor under this Agreement is subject to the provisions of the License Agreement between Distributor and Licensee and shall be automatically deemed to be included under the definition of Software under the License Agreement.

2.5  Limits of Support.
     -----------------

  2.5.1  Seattle Headquarters.  This Agreement covers the support that
         --------------------
Distributor is able to provide for a Licensed Program(s) from its Japan headquarters by telephone, fax or electronic mail. In the event that Licensee desires or requires on-site support for a Licensed Program(s), the parties will have to negotiate that issue separately.

2.6  Licensee Cooperation and Support Contacts.
     -----------------------------------------

  2.6.1  Licensee Cooperation.  Licensee acknowledges that Distributor may not
         --------------------
be able to resolve an Error if Licensee does not use its best efforts to cooperate with and assist Distributor in resolving the Error.

  2.6.2  Support Contacts.  Licensee will designate two (2) authorized Support
         ----------------
Contacts and agrees that each Support Contact will be knowledgeable in all aspects of the Licensee's operating environment in which Licensed Programs are being used.

Section 3.  Support and Maintenance Fees.
-----------------------------------------

3.1  Required Coverage.  The following coverage conditions must be satisfied in
     -----------------
order for this Agreement to be effective: 1) All Licensed Program(s) licensed by Licensee must be included; and 2) all Licensed Program(s) to be covered by this Agreement on the effective date of this Agreement are the then current Licensed Program(s) furnished by Distributor.

3.2  Annual Fee.  Licensee shall pay an annual Support and Maintenance Fee at
     ----------
Distributor' rate in effect at the beginning of each annual term of this Agreement. The annual Support and Maintenance Fee in effect as of the effective date of this Agreement is set forth in Exhibit A hereto. Payment shall be due within thirty (30) days of invoicing by Distributor. A finance charge of one percent (1%) per month will be charged on amounts not paid within thirty (30) days of the due date.

3.3  Notice of Change in Annual Fee.  At least sixty (60) days before the end of
     ------------------------------
each year of the term of this Agreement Distributor shall give Licensee written notice specifying changes in the annual Support and Maintenance fee for renewal of this Agreement for the succeeding annual term.

3.4  Additional Licensed Program(s).  If after the execution of this Agreement,
     ------------------------------
under the License Agreement Licensee increases the Authorized Users of Licensed Program(s) or acquires additional Licensed Program(s) Licensee shall pay an additional Support and Maintenance Fee proportional to the increase in license fees under the License Agreement pro-rated in order to reflect how much of the annual term is then remaining in the current annual term. Licensee shall pay this additional fee to Distributor within thirty (30) days after the date of the Distributor invoice therefor. A finance charge of one percent (1%) per month will be charged on amounts not paid within thirty (30) days of the due date.

Section 4.  Disclaimer Of Any Implied Warranties.
-------------------------------------------------

  Disclaimer of Warranty.  THIS IS A SERVICES AGREEMENT.  EXCEPT FOR ANY
  ----------------------
WARRANTIES SET FORTH IN THE LICENSE AGREEMENT APPLICABLE TO ANY MAJOR RELEASE OR NEW RELEASE FURNISHED HEREUNDER, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTY ARISING OUT OF COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.

Section 5.  Term and Termination.
---------------------------------

5.1  Term.  The initial term of this Agreement shall begin on the effective date
     ----
of the License Agreement and shall end on the first anniversary of the effective date. Renewals of this Agreement shall be for a term of twelve (12) months and shall begin on the ending date of the preceding term.

5.2  Renewal.  This Agreement shall be automatically renewed for a succeeding
     -------
term at the end of each current term unless Licensee provides Distributor with thirty (30) day prior written notice before the end of the term of Licensee's decision to not renew this Agreement. In no event, however, shall the term of this Agreement extend beyond the term of the License Agreement.

5.3  Termination.  This Agreement will terminate: 1) upon the expiration or
     -----------
termination of the License Agreement; 2) upon the expiration of the then current term of this Agreement and timely receipt by Distributor of Licensee's decision to not renew this Agreement; 3) at Distributor' election, upon failure of Licensee to pay Support and Maintenance Fees when due; or 4) upon thirty (30) days prior written notice if either party has materially breached the provisions of this Agreement and has not cured such breach within such notice period. Termination of this Agreement for any reason shall not relieve Licensee from any remaining obligations under this Agreement, including but not limited to, the payment of any amounts due nor shall it affect any additional remedies that Distributor may have at law or in equity. Upon termination of this Agreement, Distributor may, at its option, declare the entire amount of the unpaid balance due under this Agreement to be immediately due and payable.

Section 6.  Miscellaneous.
-------------------------
6.1  Miscellaneous Provisions.  Dispute resolution and other provisions are
     ------------------------
contained in Schedule 1 to this Agreement.

6.2  Schedules And Exhibits. Each of the exhibits and schedules listed below
     ----------------------
shall be incorporated into and shall for all purposes be deemed a part of this
Agreement:

  Exhibit A   - Product Support and Maintenance Fee Schedule
  Schedule 1  - Dispute Resolution and Other Provisions


 IN WITNESS WHEREOF, Distributor and Licensee, each acting with proper authority have executed this Agreement as indicated below.

--------------------------------------------------------------------------------------------
[TRANS COSMOS, INC. / SUB-DISTRIBUTOR]                 LICENSEE:  [CUSTOMER]
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
____________(voice);  ____________(fax)                _____________(voice); __________(fax)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
By:                                                    By:
--------------------------------------------------------------------------------------------
Name:                                                  Name (Print):
--------------------------------------------------------------------------------------------
Title:                                                 Title:
--------------------------------------------------------------------------------------------
Date:                                                  Date:
--------------------------------------------------------------------------------------------

                     [TRANS COSMOS, INC. / SUB-DISTRIBUTOR]
                       PRIMUS COMMUNICATIONS CORPORATION
                       SUPPORT AND MAINTENANCE AGREEMENT

                                   EXHIBIT A
                  PRODUCT SUPPORT AND MAINTENANCE FEE SCHEDULE


--------------------------------------------------------------------------------------------------------------------------
PRODUCT                   % OF PURCHASE PRICE         PURCHASE PRICE            SUPPORT AND              PAYMENT DATE
                                                                              MAINTENANCE FEE
--------------------------------------------------------------------------------------------------------------------------
   SolutionBuilder(R)              %
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

All pricing effective until [insert date]



This Exhibit is hereby approved and accepted:

[TRANS COSMOS INC./ SUB-DISTRIBUTOR]        [CUSTOMER]

By:                                         By:
   ----------------------------                -----------------------------

   ----------------------------                -----------------------------
  Its:                                         Its:
      -------------------------                    -------------------------
Dated:                                      Dated:
      -------------------------                   --------------------------

                     [TRANS COSMOS, INC. / SUB-DISTRIBUTOR]
                     PRIMUS(TM) COMMUNICATIONS CORPORATION
                       SUPPORT AND MAINTENANCE AGREEMENT

                                   SCHEDULE 1
                    DISPUTE RESOLUTION AND OTHER PROVISIONS

1.  Dispute Resolution.
    -------------------

1.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Washington, and, where such laws are preempted by the laws of the United States, by the internal laws of the United States, in each case without regard to (a) conflicts of laws principles and renvoi, (b) the applicability, if any, of the United Nations Convention on Contracts for the International Sale of Goods, and (c) the Washington State Franchise Act (RCW 19.100).

1.2 Mediation. In the event of any controversy or claim arising out of or relating to this Agreement or the breach or interpretation thereof, the parties shall, upon five days notice from either one to the other, submit themselves and the subject-matter of the dispute to mediation before an independent mediator to be appointed by the head office of the American Arbitration Association. Costs of mediation shall be borne equally between the parties.

1.3 Arbitration. In the event that the parties remain in dispute following the mediation, the controversy or claim shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single, disinterested arbitrator appointed in accordance with such Rules. The determination of the arbitrator shall be final, conclusive and binding. Judgment upon the award rendered may be entered in any court of any state or country having jurisdiction.

1.4 Conduct. Each party shall ensure that any mediation and arbitration are conducted as speedily as is reasonably possible, and that all and any information disclosed during or in connection with the arbitration is treated by each party with the strictest confidence.

1.5 Interim and Permanent Relief. Upon the application of either party to this Agreement, and whether or not an arbitration or mediation has yet been initiated, all courts having jurisdiction over one or more of the parties are authorized to: (i) issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (ii) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

1.6 Venue. Any mediation or arbitration conducted under or in connection with this Agreement shall take place in Seattle, Washington at a time and location to be determined by the mediator or arbitrator, as the case may be.

1.7 Legal Expenses. If any proceeding is brought by either party to enforce or interpret any term or provision of this Agreement, the substantially prevailing party in such proceeding shall be entitled to recover, in addition to all other relief arising out of this Agreement, such party's reasonable attorneys' and other experts' (including without limitation accountants) fees and expenses.

2. Excused Performance; Force Majeure. If the performance of this Agreement is
   ----------------------------------
adversely restricted by reason of any circumstances beyond the reasonable control and without the fault or negligence of the party affected, then the party affected, upon giving prompt written notice to the other party, shall be excused from such performance on a day-to-day basis to the extent of such restriction (and the other party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such party's obligations relate to the performance so restricted); provided, however, that the party so affected shall use all commercially reasonable efforts to avoid or remove such causes of non-performance and both parties shall proceed whenever such causes are removed or cease.

3. Exclusion of Certain Claims. IN NO EVENT SHALL ANY OF DISTRIBUTOR,
   ---------------------------
DISTRIBUTORS' LICENSORS OR LICENSEE BE LIABLE (WHETHER IN TORT OR CONTRACT, UNDER STATUTE OR OTHERWISE) FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION AND THE LIKE, ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR THE USE, INABILITY TO USE OR RESULTS OF USE OF THE LICENSED PROGRAMS OR THE SOFTWARE, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

4. Limitation of Liability. The liability (whether in tort or contract, under
   -----------------------
statute or otherwise) of Distributor and Distributor's Licensors with regard to this Agreement or any Licensed Programs, Software or other items furnished in connection with this Agreement shall in no event exceed the support and maintenance fees paid by Licensee to Distributor under this Agreement.

5. Equitable Relief. Each of Licensee and Distributor acknowledges that damages
   ----------------
will be an inadequate remedy if the other violates the terms of this Agreement, or otherwise fails to perform its obligations hereunder. Accordingly, subject to
Section 1 of this Schedule, each of them and Distributor's Licensors shall have the right, in addition to any other rights each of them may have, to obtain in any court of competent jurisdiction, temporary, preliminary and permanent injunctive relief to restrain any breach, threatened breach, or otherwise to specifically enforce any of the obligations in this Agreement.

6. Waiver. No waiver of or with respect to any provision of this Agreement, nor
   ------
consent by a party to the breach of or departure from any provision of this Agreement, shall in any event be binding on or effective against such party unless it be in writing and signed by such party, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

7. Captions and Headings. The captions and headings are inserted in this
   ---------------------
Agreement for convenience only, and shall not be deemed to limit or describe the scope or intent of any provision of this Agreement.

8. Severability; Invalidity. If any provision of this Agreement is held to be
   ------------------------
invalid, such invalidity shall not render invalid the remainder of this Agreement or the remainder of which such invalid provision is a part. If any provision of this Agreement is so broad as to be held unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

9. Assignment. Licensee shall not assign any of its rights this Agreement
   ----------
without the prior written consent of Distributor, which shall not be unreasonably withheld. Subject to the foregoing restriction on assignment by Licensee, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

10. Notices. Any notice or other communication under this Agreement given by
    -------
either party to the other party shall be deemed to be properly given if given in writing and delivered (i) by facsimile transmission (receipt confirmed) or (ii) delivered, if in Japan, by nationally recognized overnight courier, and if outside Japan, by internationally recognized overnight courier (e.g., DHL), properly addressed and prepaid, to the recipient at the address identified in its signature block to this Agreement and, in the case of Primus, to Primus Communications Corporation, Attn: Corporate Attorney, 1601, Fifth Avenue, Ste. 1900, Seattle, WA 98101, U.S.A. Any party may from time to time change its address by giving the other parties notice of the change in accordance with this Section.

11. Entire Agreement; Amendments. This Agreement constitutes and embodies the
    ----------------------------
entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written, electronic or oral communications, agreements or understandings between the parties with respect thereto. This Agreement may not be modified or amended except by a written instrument executed by the parties.

                       PRIMUS COMMUNICATIONS CORPORATION
                    EXCLUSIVE DISTRIBUTION LICENSE AGREEMENT

                                 SCHEDULE 3(a)
                                  Upgrade Fees
                                  ------------

Upon execution of this Agreement, Distributor shall pay Primus Upgrade fees in the amount of Three Hundred Sixty Seven Thousand Two Hundred Ninety US Dollars (US $367,290).

                                 SCHEDULE 3(b)
                              Level 2 Support Fees
                              --------------------

Throughout the Distribution Term, Distributor shall remit to Primus ten percent (10%) of the support and maintenance fees paid by each Authorized End-User with respect to the Software. Distributor shall remit such fees within thirty (30) days of receipt from an Authorized End-User.

Distributor shall ensure that all payments are accompanied by a certificate signed by a duly authorized representative of Distributor, identifying the Authorized End-User, and the Software License Agreement under which the payment is made.

Without Primus' prior written consent, such consent not to be unreasonably withheld or delayed, Distributor shall not enter into any support and maintenance agreement with respect to the Software for a fee of less than fifteen percent (15%) of the license fees paid under the relevant Software License Agreement.

                       PRIMUS COMMUNICATIONS CORPORATION
                    EXCLUSIVE DISTRIBUTION LICENSE AGREEMENT

                                   SCHEDULE 4

        Schedule 4(a):  Distribution License Fees - Authorized End-Users
        ----------------------------------------------------------------

  Product                   Fees (US$) per            No. of              Total Fees              Payment Date
  -------                   --------------            ------              ----------              ------------
Description                  Authorized             Authorized
-----------                  ----------             ----------
                            Workstation            Workstations
                            -----------            ------------

SolutionBuilderJ                 770                   2,120        One Million Six Hundred     Execution of this
   (Kanji)                                                            Thirty Two Thousand           Agreement
                                                                    Four Hundred US Dollars
                                                                       (US $ 1,632,400)

                      Schedule 4(b): Authorized Evaluators
                      ------------------------------------

  Product            Fees (US$) per Authorized          Maximum Evaluation          Maximum No. of
  -------            -------------------------          ------------------          --------------
Description                 Workstation                   Agreement Term          Software Copies On
-----------                 -----------                   --------------          ------------------
                                                                                       Servers
                                                                                       -------
SolutionBuilderJ                Nil                           90 days                     30*
    (Kanji)

* Primus and Distributor shall consult with each other throughout the Distribution Term to determine whether this number may be adjusted from time to time.

                       PRIMUS COMMUNICATIONS CORPORATION
                    EXCLUSIVE DISTRIBUTION LICENSE AGREEMENT

                                   SCHEDULE 5
                          Primus' Software Warranties
                          ---------------------------

1.  Warranties.
    ----------
    1.1. Media. Primus warrants to Distributor that the media on which the
         -----
Software is delivered by Primus to Distributor will be free from defects in materials and workmanship for a period of ninety (90) days beginning on the date of shipment by Primus.

    1.2. Performance. During the Distribution Term with respect to Distributor,
         -----------
and for the applicable warranty period with respect to each sub-licensee that executes a Software License Agreement with Distributor, Primus warrants to Distributor that the Software as delivered by Primus to Distributor shall perform in all material respects in accordance with the applicable specifications set forth in the Documentation (and with such other specifications as may be agreed upon in writing by Primus and Distributor).

    1.3. Infringement.  Primus warrants to Distributor that use, reproduction,
         ------------
marketing and distribution in accordance with this Agreement of the Software as delivered by Primus to Distributor does not infringe any valid copyright, patent, trademark or trade secret existing under the laws of the United States or any country within the Exclusive Territory.

    1.4 Year 2000. Primus warrants to Distributor that the Software as delivered
        ---------
by Primus to Distributor does not depend upon any internal date or time fields which would give rise to a Software malfunction upon the transition from the year 1999 to 2000, or upon any other date transition from the date of the Agreement through the year 2010 where Distributor is marketing or to which Distributor is shipping the Software.

    1.5 Viruses.  Distributor has expressed a concern that the Software should
        -------
not contain any virus. Accordingly, Primus warrants that, to the best of its knowledge after reasonable investigation, no material portion of the Software as delivered by Primus to Distributor will, other than under the control of Distributor or Authorized End-Users or Authorized Evaluators, (1) at some specific time or upon a specific instruction or occurrence of a given event, materially adversely stop, limit or interfere with the operation of the Software in conformity with the Documentation, or (2) materially adversely damage, alter or render inaccessible the Software, or any other hardware, software, data attached to, resident on, or accessible to the system on which the Software is executed or stored.

2.  Bugs and Abatement.  Without limiting the foregoing, Primus does not warrant
    ------------------
that the Software is free from all bugs, errors, or omissions. Losses for which Distributor would be entitled to compensation as a result of Primus' non-compliance with the warranties in this Schedule 5 shall automatically abate to the extent they are caused by the fact that the Software has been damaged, abused, modified, or combined with other software by persons other than Primus' authorized employees or representatives, or other than at Primus' express direction.

3.  Performance Remedy.  If any Software fails to comply with the warranties set
    ------------------
forth in Paragraphs 1.1, 1.2, 1.4 and 1.5 above and (a) Distributor provides written notice of the scope and nature of such non-compliance to Primus within the warranty period, (b) Distributor has used its commercially reasonable best efforts to replicate the circumstances surrounding the non-compliance and provided Primus with such other information and materials to fix the non-compliance as Primus has reasonably requested and (c) Primus is unable to resolve or has not made substantial progress in its attempts to resolve the non-compliance within sixty (60) days of receipt of such notice, then Primus shall repay Distributor the license fees, support fees received by Primus and Upgrade fees specified in Schedules 3 and 4, less a deduction (the "Performance Remedy Deduction," as defined below) for any end-user license fees, support fees and/or Upgrade fees that Distributor and/or its sub-distributors are not obligated to refund to Authorized End-Users), and immediately terminate the Distribution Term, in full and final satisfaction of all and any of Distributor's claims arising out of media or Software failure, except for Primus' failure to meet its obligations under Sections 11.4 and 12 of this Agreement. "Performance Remedy Deduction" means an amount equal to the sum of (i) the product obtained by multiplying Seven Hundred Seventy US Dollars (US $770) by the number of Authorized Workstations licensed to Authorized End-Users and with respect to which the Initial Software media and performance warranties afforded to such Authorized End-Users under their respective Software License Agreements are no longer effective, (ii) ten percent (10%) of end-user support and maintenance fees that Distributor and/or its sub-distributors are not obligated to refund to Authorized End-Users ("Non-Refundable S&M Fees"), and (iii) the product obtained by multiplying fifty percent (50%) of Non-Refundable S&M Fees by a fraction, the numerator of which is $770, and the denominator of which is the license fee paid by sub-licensees under the applicable Software License Agreement for the relevant Authorized Workstations.

4.  Infringement Remedy. Primus shall defend and indemnify Distributor against
    -------------------
any proceeding based upon any failure to satisfy the warranty set forth in Paragraph 1.3 above, provided that (a) Distributor shall notify Primus in writing of any claim of infringement promptly after it has been made, (b) Primus shall have exclusive control over the defense and settlement of the proceeding,
(c) Distributor shall provide such
assistance in defense of the proceeding as Primus may reasonably request, at Primus' reasonable expense, and (d) Distributor shall comply with any settlement or court order made in connection with the proceeding. In the event that use of the Software becomes, or in Primus' reasonable opinion is likely to become, the subject of a claim of infringement of any intellectual property right of any third party, Primus shall have the right to: (i) procure the continuing right of Distributor to use the Software; (ii) replace or modify the Software in a functionally equivalent manner so that it no longer infringes; or (iii) repay Distributor the license fees, support fees and Upgrade fees specified in Schedules 3 and 4, less the Infringement Remedy Deduction (as defined below), and immediately terminate this Agreement, in full and final satisfaction of all and any of Distributor's claims arising out any infringement claim, except for claims resulting from Primus' failure to meet its obligations under Sections
11.4 and 12 of this Agreement. "Infringement Remedy Deduction" means an amount equal to the sum of (i) the sum of all "Depreciated Amounts" (as defined below),
(ii) ten percent (10%) of Non-Refundable S&M Fees, and (iii) the product obtained by multiplying fifty percent (50%) of Non-Refundable S&M Fees by a fraction, the numerator of which is $770, and the denominator of which is the license fee paid by sub-licensees under the applicable Software License Agreement for the relevant Authorized Workstations. "Depreciated Amount" means, with respect to each executed Software License Agreement, Seven Hundred Seventy US Dollars (US $770) reduced by the same proportion applicable to any refund of the license fees paid under such Software License Agreement, multiplied by the number of Authorized Workstations licensed under such Software License Agreement.

5.  Warranties Repeated For Replacements and New Software.  The warranties and
    -----------------------------------------------------
other provisions of this Schedule 5 shall be automatically repeated for any modifications of the Software delivered to remedy any non-compliance with the warranties under Paragraphs 1.1 through 1.5 above, and for any New Software, in each case upon shipment of the same to Distributor by Primus.

6.  Disclaimer Of Implied Warranties.  Primus makes no representation or
    --------------------------------
warranty in connection with the Initial Software and New Software, except as set forth in Paragraph 1 above. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SCHEDULE 5, PRIMUS DISCLAIMS AND DISTRIBUTOR WAIVES AND RELEASES ALL RIGHTS AND REMEDIES OF DISTRIBUTOR, AND ALL WARRANTIES, OBLIGATIONS, AND LIABILITIES OF PRIMUS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY BUG, ERROR, OMISSION, DEFECT, DEFICIENCY, OR NONCONFORMITY IN ANY SOFTWARE OR OTHER ITEMS FURNISHED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY: (A) IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE; OR (C) CLAIM OF INFRINGEMENT.

                       PRIMUS COMMUNICATIONS CORPORATION
                    EXCLUSIVE DISTRIBUTION LICENSE AGREEMENT

                                   SHEDULE 6
                    Dispute Resolution And Other Provisions
                    ---------------------------------------

1. Dispute Resolution.
   ------------------
1.1 Governing Law; English Language to Apply. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Washington, and, where such laws are preempted by the laws of the United States, by the internal laws of the United States, in each case without regard to (a) conflicts of laws principles and renvoi, and (b) the applicability, if any, of the United Nations Convention on Contracts for the International Sale of Goods. The governing language for this Agreement, for the transactions contemplated hereby, for any notices, instruments or other documents or media transmitted or delivered hereunder, and for the negotiation and/or resolution of any dispute or other matter between the parties, shall be the English language. In the event of any conflict between the provisions of any instrument, document, or other media and an English version thereof, the provisions of the English version shall prevail. Distributor hereby waives all and any rights it may have under any law in the Exclusive Territory to have the Agreement written in any language other than English. In transactions between the parties, a decimal point shall be indicated by a period, and not by a comma. Notice periods shall be determined by reference to the local time of the notice recipient.
1.2 Mediation. In the event of any controversy or claim arising out of or relating to this Agreement or the breach or interpretation thereof, the parties shall, upon not less than thirty (30) days notice from either one to the other, submit themselves and the subject-matter of the dispute to mediation before an independent mediator to be appointed by the Seattle office of the American Arbitration Association or, if such office cannot do so, by the head office of the American Arbitration Association. Costs of mediation shall be borne equally between the parties.
1.3 Arbitration. In the event that the parties remain in dispute following the mediation, the controversy or claim shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single, disinterested arbitrator appointed in accordance with such Rules. The determination of the arbitrator shall be final, conclusive and binding. Judgment upon the award rendered may be entered in any court of any state or country having jurisdiction.
1.4 Conduct. Each party shall ensure that any mediation and arbitration are conducted as speedily as is reasonably possible, and that all and any information disclosed during or in connection with the arbitration is treated by each party with the strictest confidence.
1.5 Interim and Permanent Relief. Upon the application of either party to this Agreement, and whether or not an arbitration or mediation has yet been initiated, all courts having jurisdiction over one or more of the parties are authorized to: (i) issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (ii) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.
1.6 Venue. Any mediation or arbitration conducted under or in connection with this Agreement shall take place in Seattle, Washington at a time and location to be determined by the mediator or arbitrator, as the case may be.
1.7 Legal Expenses. If any proceeding is brought by either party to enforce or interpret any term or provision of this Agreement, the substantially prevailing party in such proceeding shall be entitled to recover, in addition to all other relief arising out of this Agreement, such party's reasonable attorneys' and other experts' (including without limitation accountants) fees and expenses.
2. Exclusion of Certain Claims. IN NO EVENT SHALL EITHER PARTY BE LIABLE
   ---------------------------
(WHETHER IN TORT OR CONTRACT, UNDER STATUTE OR OTHERWISE) FOR ANY INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION AND THE LIKE, ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR THE USE, INABILITY TO USE OR RESULTS OF USE OF THE SOFTWARE, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
3. Limitation of Liability. Except with respect to Primus' obligations under
   -----------------------
paragraph 4 of Schedule 5 (Primus' infringement remedy) and for infringements by Distributor and/or any of Distributor's sub-distributors of any of Primus' intellectual property rights, neither Primus' nor Distributor's liability (whether in tort or contract, under statute or otherwise) with regard to this Agreement or any Software or other items furnished in connection with this Agreement shall in any event exceed Two Million US Dollars (US $2,000,000).
4. Equitable Relief. Each of Distributor and Primus acknowledges that damages
   ----------------
will be an inadequate remedy if the other violates the terms of this Agreement protecting the other's intellectual property rights. Accordingly, subject to
Section 1 of this Schedule, each of them shall have the right, in addition to any other rights each of them may have, to obtain in any court of competent jurisdiction, temporary, preliminary and permanent injunctive relief to restrain any breach, threatened breach, or otherwise to specifically enforce any of such terms.
5. Waiver. No waiver of or with respect to any provision of this Agreement, nor
   ------
consent by a party to the breach of or departure from any provision of this Agreement, shall in any event be binding on or effective against such party unless it be in writing and signed by such party, and then such waiver shall be effective only in the specific instance and for the purpose for which given.
6. Captions and Headings. The captions and headings are inserted in this
   ---------------------
Agreement for convenience only, and shall not be deemed to limit or describe the scope or intent of any provision of this Agreement.
7. Severability; Invalidity. If any provision of this Agreement is held to be
   ------------------------
invalid, such invalidity shall not render invalid the remainder of this Agreement or the remainder of which such invalid provision is a part. If any provision of this Agreement is so broad as to be held unenforceable, such provision shall be interpreted to be only so broad as is enforceable.
8. Assignment. Distributor shall not assign any of its rights this Agreement
   ----------
without the prior written consent of Primus, which shall not be unreasonably withheld. Subject to the foregoing restriction on assignment by Distributor, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.
9. Notices. Any notice or other communication under this Agreement given by
   -------
either party to the other party shall be deemed to be properly given if given in writing and delivered (i) by facsimile transmission (receipt confirmed) or (ii) by internationally recognized private courier (e.g., DHL), to the recipient at the address identified in its signature block to this Agreement. Either party may from time to time change its address by giving the other party notice of the change in accordance with this Section.
11. Entire Agreement; Amendments. This Agreement constitutes and embodies the
    ----------------------------
entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written, electronic or oral communications, agreements or understandings between the parties with respect thereto. This Agreement may not be modified or amended except by a written instrument executed by the parties. In the event of any conflict between the provisions of this Agreement and the terms of any form of purchase order or invoice, the provisions of this Agreement shall prevail.

                       PRIMUS COMMUNICATIONS CORPORATION
                    EXCLUSIVE DISTRIBUTION LICENSE AGREEMENT

                                   SCHEDULE 7
                           FLEXSAFE Escrow Agreement
                           -------------------------

                           FLEXSAFE ESCROW AGREEMENT
                      Account Number    1618098-00001
                                    --------------------

This Agreement is effective April 9, 1996 between Data Securities International, Inc. ("DSI") and Primus Communications Corporation ("Depositor"), who
                 ---------------------------------
collectively may be referred to in this Agreement as "the parties" and who are more fully identified in the Exhibit A.

A. Depositor and Depositor's client have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. Depositor desires to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

D. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).


ARTICLE 1 -- DEPOSITS

1.1  Obligation to Make Deposit.  Upon the signing of this Agreement by the
     --------------------------
parties, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") to be deposited under this Agreement.

1.2  Identification of Tangible Media.  Prior to the delivery of the deposit
     --------------------------------
materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify Depositor regarding the status of the deposit account as required in Section 3.2 below.

1.3  Deposit Inspection.  When DSI receives the deposit materials and the
     ------------------
Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on Exhibit B.

1.4  Acceptance of Deposit.  At completion of the deposit inspection, if DSI
     ---------------------
determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI.

1.5  Depositor's Representations.  Depositor represents as follows:
     ---------------------------

     a. Depositor lawfully possesses all of the deposit materials deposited with DSI;

     b. With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI the rights as provided in this Agreement; and

     c.  The deposit materials are not subject to any lien or other encumbrance.

1.6  Deposit Updates.  Updates to the deposit materials may be added to the
     ---------------
existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.5 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.7  Removal of Deposit Materials.  The deposit materials may be removed and/or
     ----------------------------
exchanged only on written instructions signed by Depositor or as otherwise provided in this Agreement.


ARTICLE 2 -- FLEXSAFE ENROLLMENTS

2.1  FlexSAFE Enrollments.  After DSI's acceptance of the deposit materials,
     --------------------
Depositor may enroll one or more beneficiaries to this technology escrow account. Depositor will execute and submit to DSI a FlexSAFE Beneficiary Enrollment document, Exhibit T, listing each beneficiary to be enrolled as a FlexSAFE Beneficiary under the Agreement. Upon DSI's acceptance of Exhibit T, DSI will issue an enrollment letter and a copy of this Agreement to the FlexSAFE Beneficiary.

2.2  Other Third Parties.  DSI shall have no obligation to any other third party
     -------------------
except a FlexSAFE Beneficiary accepted by DSI. DSI and Depositor shall have the right to modify or cancel the Agreement without the consent of any third party.


ARTICLE 3 -- CONFIDENTIALITY AND RECORD KEEPING

3.1  Confidentiality.  DSI shall maintain the deposit materials in a secure,
     ---------------
environmentally safe, locked receptacle which is accessible only to authorized employees of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose the content of this Agreement to any third party and shall not disclose, transfer, make available, or use the deposit materials. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify Depositor. It shall be the responsibility of Depositor to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 8.5 below for notices of request orders.)

3.2     Status Reports.     DSI will issue to Depositor and FlexSAFE Beneficiary
        --------------
a report profiling the account history at least semi-annually. DSI may provide copies of the account history upon request. Depositor will notify DSI if the account history is not to be provided to FlexSAFE Beneficiary.

3.3     Audit Rights.  During the term of this Agreement, Depositor shall have
        ------------
the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 4 -- GRANT OF RIGHTS TO DSI

4.1     Title to Media.  Depositor hereby transfers to DSI the title to the
        --------------
media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

4.2     Right to Make Copies.  DSI shall have the right to make copies of the
        --------------------
deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

4.3     Right to Sublicense Upon Release.  As of the effective date of this
        --------------------------------
Agreement, Depositor hereby grants to DSI a non-exclusive, irrevocable, perpetual, and royalty-free license to sublicense the deposit materials to FlexSAFE Beneficiary upon the release, if any, of the deposit materials in accordance with Sections 5.1 and 5.2 below. Except upon such a release, DSI shall not sublicense or otherwise transfer the deposit materials.

ARTICLE 5 -- RELEASE OF DEPOSIT

5.1     Release of Deposit Upon Depositor's Instruction.  Upon receipt by DSI of
        -----------------------------------------------
written instruction directly from Depositor, Depositor's trustee in bankruptcy, or a court of competent jurisdiction, DSI will release a copy of the deposit materials to the FlexSAFE Beneficiary identified in the instruction. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

5.2  Filing for Release of Deposit by FlexSAFE Beneficiary.
     ------------------------------------------------------

     a. Upon notice to DSI by FlexSAFE Beneficiary of the occurrence of a release condition as defined in Section 5.3, DSI shall provide Depositor with a copy of FlexSAFE Beneficiary's notice by certified mail, return receipt requested, or by commercial express mail. If Depositor provides DSI with contrary instructions within sixty (60) days, DSI shall not deliver a copy of the deposit materials to FlexSAFE Beneficiary.

         "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy of the Contrary Instructions to FlexSAFE Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and FlexSAFE Beneficiary that there is a dispute to be resolved pursuant to Section 8.3. Subject to Section
         6.3, DSI will continue to store the deposit materials without release pending (a) instructions from Depositor or (b) order of a court.

     b. If no contrary instructions are given to DSI, Depositor agrees that DSI shall deliver a copy of the deposit materials to the FlexSAFE Beneficiary who provides DSI with all of the following:

         1. Copy of a current, valid license agreement between Depositor and FlexSAFE Beneficiary;

         2. Written demand that a copy of the deposit materials be released and delivered to FlexSAFE Beneficiary;

         3. Written notice that the copy of the deposit materials being released to FlexSAFE Beneficiary be used only as permitted under the license agreement;

         4.  Specific delivery instructions along with any fees due DSI; and

         5. Written notice that the release of the copy of the deposit materials is pursuant to 11 United States Code Section 365(n).

5.3  Release Conditions.  As used in this Agreement, "Release Conditions" shall
     ------------------
mean the existence of any one or more of the following circumstances, uncorrected for more than thirty (30) days:

     a.  Entry of an order for relief under Title 11 of the United States Code;

     b. The making by Depositor of a general assignment for the benefit of creditors;

     c. The appointment of a general receiver or trustee in bankruptcy of Depositor's business or property; or

       d. Action by Depositor under any state insolvency or similar law for the purpose of its bankruptcy, reorganization, or liquidation.

5.4    Use License Following Release.  Unless otherwise provided in the license
       -----------------------------
agreement, upon release of the deposit materials in accordance with this Article 5, FlexSAFE Beneficiary shall have a non-exclusive, non-transferrable, irrevocable right to use the deposit materials for the sole purpose of continuing the benefits afforded to FlexSAFE Beneficiary by the license agreement. FlexSAFE Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials.

ARTICLE 6  -- TERM AND TERMINATION

6.1    Term of Agreement. The initial term of this Agreement is for a period of
       -----------------
one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor instructs DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with
Section 6.3. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

6.2    Term of FlexSAFE Enrollment. Upon receipt by DSI of Depositor's executed
       ---------------------------
Exhibit T, the FlexSAFE Beneficiary will be enrolled for an initial term of one
(1) year, unless this Agreement terminates earlier, causing the FlexSAFE Beneficiary enrollment to terminate. Subsequent enrollment terms may be adjusted to the anniversary date of this Agreement and shall automatically renew from year-to-year unless (a) Depositor instructs DSI in writing to terminate the FlexSAFE Beneficiary enrollment; or (b) the enrollment is terminated by DSI for nonpayment in accordance with Section 6.3.

6.3    Termination for Nonpayment. In the event of the nonpayment of fees owed
       --------------------------
to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Unless Depositor has instructed DSI to terminate FlexSAFE Beneficiary pursuant to subsection 6.2(a), Depositor or FlexSAFE Beneficiary shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

6.4    Disposition of Deposit Materials Upon Termination. Upon termination of
       -------------------------------------------------
this Agreement by instruction of Depositor, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

6.5    Survival of Terms Following Termination. Upon termination of this
       ---------------------------------------
Agreement, the following provisions of this Agreement shall survive:

     a.   Depositors's Representations (Section 1.5).

     b. The obligations of confidentiality with respect to the deposit materials.

     c. The licenses granted in the sections entitled Right to Sublicense Upon Release (Section 4.3) and Use License Following Release (Section 5.4), if a release of the deposit materials has occurred prior to termination.

     d.   The obligation to pay DSI any fees and expenses due.

     e.   The provisions of Article 8.

     f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.


Article 7 -- DSI'S FEES

7.1  Fee Schedule. DSI is entitled to be paid its standard fees and expenses
     ------------
applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

7.2. Payment Terms. DSI shall not be required to perform any service unless the
     -------------
payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due upon receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 6.3. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.


Article 8 -- LIABILITY AND DISPUTES

8.1. Right to Rely on Instructions. DSI may act in reliance upon any
     -----------------------------
instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of Depositor or FlexSAFE Beneficiary who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

8.2. Indemnification. DSI shall be responsible to perform its obligations under
     ----------------
this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor agrees to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

8.3. Dispute Resolution.  Any dispute relating to or arising from this Agreement
     ------------------
shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and FlexSAFE Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

8.4   Controlling Law.  This Agreement is to be governed and construed in
      ---------------
accordance with the laws of the State of California, without regard to its conflict of law provisions.

8.5   Notice of Requested Order.  If any party intends to obtain an order from
      -------------------------
the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

      a.  Give DSI at least two business days' prior notice of the hearing;

      b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

      c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 9 -- GENERAL PROVISIONS

9.1   Entire Agreement.  This Agreement, which includes the Exhibits described
      ----------------
herein, embodies the entire understanding between the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by both parties hereto, except the Exhibit A need not be signed by either party.

9.2   Notices.  All notices, invoices, payments, deposits and other documents
      -------
and communications shall be given to the parties at the addresses specified in the attached Exhibit A. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

9.3   Severability.  In the event any provision of this Agreement is found to be
      ------------
invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

9.4   Successors.  This Agreement shall be binding upon and shall inure to the
      ----------
benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.



--------------------------------     Data Securities International, Inc.
Depositor

By: /s/ James H. Robb                By: /s/ Kathleen M. Cummins
   -----------------------------        -----------------------------
Name: JAMES H. ROBB                  Name:  KATHLEEN M. CUMMINS
     --------------------------          ----------------------------
Title:  Senior V.P.                  Title:  CONTRACT ADMINISTRATOR
      -------------------------            --------------------------
Date:  4-4-96                        Date:  4-9-96
      -------------------------           ---------------------------

                                                                       EXHIBIT A

                              DESIGNATED CONTACT

                         Account Number  1618098-00001
                                       ---------------------

Notices, deposit material returns and
communications to Depositor                 Invoices to Depositor should be
should be addressed to:                     addressed to:


Company Name: Primus Communications Corp.     SAME
             ___________________________    ___________________________________

Address:________________________________    ___________________________________
         1601 FIFTH AVE., STE. 1400
        ________________________________    ___________________________________
         SEATTLE, WA   98101
        ________________________________    ___________________________________
Designated Contact: PEGGY O'REILLY          Contact: ACCOUNTS PAYABLE
                   _____________________            ___________________________
Telephone:  206-292-1000
          ______________________________    ___________________________________
Facsimile:  206-292-1745
          ______________________________    ___________________________________

Requests from Depositor to change the designated contact should be given in writing by the designated contact or an authorized employee.


Contracts, deposit materials and          Invoice inquiries and fee remittances
notices to DSI should be addressed to:    to DSI should be addressed to:

DSI                                       DSI
Contact Administration                    Accounts Receivable
Suite 200                                 Suite 1450
9555 Chesapeake Drive                     425 California Street
San Diego, CA  92123                      San Francisco, CA 94104

Telephone:  (619) 694-1900                (415) 398-7900
Facsimile:  (619) 694-1919                (415) 398-7914


Date:  4/4/96
     ___________________________________

                                                                       EXHIBIT T


                        FLEXSAFE BENEFICIARY ENROLLMENT

                      Account Number
                                    ---------------------

Pursuant to the FlexSAFE Escrow Agreement ("Agreement"), Depositor hereby enrolls the following as a FlexSAFE Beneficiary:




Notices and communications to FlexSAFE      Invoices to FlexSAFE Beneficiary should be
Beneficiary should be addressed to:         addressed to:

Company Name:
             ----------------------------   ------------------------------------------
Address:
        ---------------------------------   ------------------------------------------
        ---------------------------------   ------------------------------------------
        ---------------------------------   ------------------------------------------
Designated Contact:                         Contact:
                   ----------------------           ----------------------------------
Telephone:
          -------------------------------   ------------------------------------------
Facsimile:
          -------------------------------   ------------------------------------------




                                            Data Securities International, Inc.
-----------------------------------------
Depositor


By:                                         By:
   --------------------------------------      ---------------------------------------


Name:                                       Name:
     ------------------------------------        ------------------------------------

Title:                                      Title:
      -----------------------------------         -----------------------------------

Date:                                       Date:
     ------------------------------------        ------------------------------------

Page 10